                                  PROSPECTUS

                   [LOGO OF PACIFIC SELECT VARIABLE ANNUITY]


                                   PROSPECTUS
                                      FOR

                        PACIFIC SELECT VARIABLE ANNUITY

                                   ISSUED BY

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               DATED MAY 1, 1997

                                --------------

                                   PROSPECTUS
                                      FOR

                              PACIFIC SELECT FUND

                               DATED MAY 1, 1997

                                        PACIFIC SELECT VARIABLE ANNUITY

                                                  ISSUED BY:
                                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                                1-800-722-2333
                                               MAILING ADDRESS:
                                          VARIABLE ANNUITY DEPARTMENT
                                                 P.O. BOX 7187
                                        PASADENA, CALIFORNIA 91109-7187

[LOGO OF PACIFIC SELECT VARIABLE ANNUITY]

  This Prospectus describes Pacific Select Variable Annuity--an individual flexible premium variable accumulation deferred annuity contract (the "Contract") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual Life," "we," "us," or "our"). The Contract presents a dynamic concept in retirement planning designed to give Policyholders ("Contract Owners" or "Owners") flexibility in attaining financial goals. The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") under certain tax-qualified retirement plans ("Qualified Plan").

  During the Accumulation Period, the Contract provides for the accumulation of a Contract Owner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for fixed annuity payments to begin on a future date. Premium payments may be allocated at the Contract Owner's discretion to one or more of the Investment Options currently available. Each of the Variable Investment Options (also called "Variable Accounts") is a subaccount of a separate account of Pacific Mutual called the Pacific Select Variable Annuity Separate Account (the "Separate Account"). Each Variable Account invests in a corresponding Portfolio of the Pacific Select Fund (the "Fund"):

             Money Market Portfolio            Equity Income Portfolio
             High Yield Bond Portfolio         Multi-Strategy Portfolio
             Managed Bond Portfolio            Equity Portfolio
             Government Securities Portfolio   Bond and Income Portfolio
             Growth Portfolio*                 Equity Index Portfolio
             Aggressive Equity Portfolio       International Portfolio
             Growth LT Portfolio               Emerging Markets Portfolio

  A Fixed Option called the Fixed Account is also available. The Accumulated Value in the Fixed Account will accrue interest at rates that are paid by us as described in "The Fixed Account".

  The Accumulated Value in the Variable Accounts under a Contract will vary based on investment performance of the Variable Accounts to which the Accumulated Value is allocated. No minimum amount of Accumulated Value is guaranteed.

  A Contract may be returned according to the terms of its Free-Look Right (See "Free-Look Right").

  THE CONTRACT INVOLVES INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus concisely sets forth information about the Contract and the Separate Account that an investor should know before purchasing a Contract. Certain additional information is contained in a "Statement of Additional Information ("SAI")," dated May 1, 1997, which has been filed with the Securities and Exchange Commission (the "SEC"), and can be obtained by calling or writing us at the telephone number and address above. The table of contents of the Statement of Additional Information is set forth on page 43 of this Prospectus.

  * The Growth Variable Account that invests in the Growth Portfolio is available only to Owners of Contracts issued prior to January 1, 1994. It is not available to Owners of Contracts issued on or after January 1, 1994.

                                ---------------

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION  TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                                ---------------

        THIS PROSPECTUS  IS ACCOMPANIED  BY THE  CURRENT PROSPECTUS
              FOR THE FUND. THESE PROSPECTUSES SHOULD BE READ
                    CAREFULLY AND  RETAINED  FOR FUTURE
                                   REFERENCE.

                               DATE: MAY 1, 1997

                               TABLE OF CONTENTS

                                                              PAGE
DEFINITIONS................................................    4
SUMMARY....................................................    6
  Purpose of the Contract..................................    6
  The Variable Accounts and the Fund.......................    6
  Fixed Account............................................    6
  Premiums.................................................    6
  Contract Benefits........................................    7
  Free-Look Right..........................................    7
  Charges and Deductions...................................    7
  Contacting Pacific Mutual Life...........................    9
EXPENSE TABLE..............................................   10
  Contractual Expenses.....................................   10
  Separate Account Annual Expenses.........................   10
  Fund Annual Expenses After Expense Limitation............   10
FINANCIAL HIGHLIGHTS.......................................   13
SELECTED ACCUMULATION UNIT INFORMATION.....................   13
INFORMATION ABOUT PACIFIC MUTUAL LIFE, THE SEPARATE
 ACCOUNT, AND THE FUND.....................................   14
  Pacific Mutual Life Insurance Company....................   14
  Separate Account.........................................   14
  Pacific Select Fund......................................   15
  The Investment Adviser...................................   17
THE CONTRACT...............................................   17
  General..................................................   17
  Application for a Contract...............................   17
  Premium Payments.........................................   17
  Allocation Limitation....................................   18
  Allocation of Premiums...................................   18
  Dollar Cost Averaging Option.............................   18
  Portfolio Rebalancing Option.............................   19
  Transfers of Accumulated Value...........................   19
  Accumulated Value........................................   19
  Determination of Accumulated Value.......................   20
  Full and Partial Withdrawals.............................   20
  Preauthorized Scheduled Withdrawals......................   21
  Free-Look Right..........................................   21
  Death Benefit............................................   22
  Death of Owner...........................................   23
CHARGES AND DEDUCTIONS.....................................   24
  Contingent Deferred Sales Charge.........................   24
  Mortality and Expense Risk Charge........................   25
  Administrative Charge....................................   25
  Maintenance Fee..........................................   25
  Transfer Fee.............................................   25
  Premium Tax and Other Taxes..............................   26
  Variations in Charges....................................   26
  Guarantee of Certain Charges.............................   26
  Fund Expenses............................................   27

                                                                            PAGE
ANNUITY PERIOD.............................................................  27
  General..................................................................  27
  Annuity Options..........................................................  28
  Selection of an Option...................................................  28
THE FIXED ACCOUNT..........................................................  29
  Interest.................................................................  29
  Bail Out Provision.......................................................  30
  Death Benefit............................................................  30
  Contract Charges.........................................................  30
  Transfers and Withdrawals................................................  30
  Payments from the Fixed Account..........................................  30
MORE ABOUT THE CONTRACT....................................................  31
  Ownership................................................................  31
  Designation and Change of Beneficiary....................................  31
  Payments from the Separate Account.......................................  31
  Proof of Age and Survival................................................  31
  Loans....................................................................  31
  Restriction on Withdrawals from 403(b) Programs..........................  33
  Restrictions Under the Texas Optional Retirement Program.................  33
FEDERAL TAX MATTERS........................................................  34
  Introduction.............................................................  34
  Tax Status of Pacific Mutual Life and the Separate Account...............  34
  Taxation of Annuities in General--Non-Qualified Plans....................  35
  Additional Considerations................................................  36
  Qualified Plans..........................................................  37
  Charge for Our Income Taxes..............................................  38
OTHER INFORMATION..........................................................  39
  Voting of Fund Shares....................................................  39
  Substitution of Investments..............................................  39
  Changes to Comply with Law and Amendments................................  40
  Reports to Owners........................................................  40
  Telephone Transfer Privileges............................................  40
  Legal Proceedings........................................................  41
  Legal Matters............................................................  41
PERFORMANCE INFORMATION....................................................  41
ADDITIONAL INFORMATION.....................................................  42
  Registration Statement...................................................  42
  Financial Statements.....................................................  42
STATEMENT OF ADDITIONAL INFORMATION........................................  43
APPENDIX...................................................................  44

                               ----------------

  THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, THE FUND'S PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND, OR ANY SUPPLEMENT THERETO.

                                  DEFINITIONS

  In this Prospectus, "you" and "your" refer to the Contract Owner.

Accumulated Value--The total value of the amounts in the Investment Options as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Accumulation Period--The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit--A unit of measure used to calculate the value of your interest in a Variable Account during the Accumulation Period.

Age--The Owner's or Annuitant's age as of his or her nearest birthday as of the Contract Date, increased by the number of complete Contract Years elapsed.

Annuitant--The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

Annuity--A series of periodic income payments made by us to an Annuitant, Contingent Annuitant, or Beneficiary during the period specified in the Annuity Option.

Annuity Options--Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period--The period during which annuity payments are made.

Annuity Start Date--The date when annuity payments are to begin.

Beneficiary--The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Accumulation Period, and the person having the right to benefits, if any, payable upon the death of the Annuitant during the Annuity Period.

Contract--An individual flexible premium variable accumulation deferred annuity contract offered by us.

Contract Date--The date shown as the Contract Date in a Contract. Contract monthly, quarterly, semi-annual, and annual anniversaries and Contract months, quarters, and years are measured from the Contract Date. It is usually the date that the initial premium is credited to the Contracts. The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

Contract Debt--The unpaid loan balance including accrued loan interest.

Contract Owner, Owner, Policyholder, you or your--The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

Contract Year--Each twelve-month period measured from the Contract Date.

Designated Beneficiary--The person selected by you to succeed to your interest in the Contract for purposes of Section 72(s) of the Internal Revenue Code, and which includes an Owner Beneficiary and a Joint or Contingent Owner.

Fixed Account--An account that is part of our General Account in which all or a portion of the Accumulated Value may be held for accumulation at fixed rates of interest (which may not be less than 4.0%) declared by us at least annually.

Full Withdrawal Value--The amount you may receive upon full withdrawal of the Contract, which is equal to Accumulated Value minus any unpaid maintenance fee, any applicable contingent deferred sales charge, and any Contract Debt.

Fund--Pacific Select Fund. The Fund is a diversified, open-end management investment company commonly referred to as a mutual fund.

General Account--All of our assets other than those allocated to the Separate Account or to any of our other separate accounts.

Investment Option--A Variable Account or the Fixed Account.

Owner Beneficiary--The person named (other than a Joint or Contingent Owner) to receive death benefit proceeds if the Owner dies before the Annuitant during the Accumulation Period.

Policyholder--The Contract Owner.

Premium--The amounts paid to us as consideration for the Contract.

Separate Account--The Pacific Select Variable Annuity Separate Account. A separate account of ours that consists of subaccounts, referred to as Variable Accounts, each of which invests in a separate Portfolio of the Pacific Select Fund.

Valuation Date--Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day. Pacific Mutual may choose to close on other holidays, a day immediately preceding or following a national holiday, or in emergency situations. Any transaction called for on or as of any day is effected as of the end of that day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Valuation Date, such transaction or event will be deemed to occur on the next following Valuation Date, unless otherwise specified. Each Valuation Date ends at 1:00 p.m. Pacific time, or the close of the New York Stock Exchange, if earlier.

Valuation Period--A period used in measuring the investment experience of each Variable Account of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variable Account--A separate account of ours or a subaccount of a separate account to which the Accumulated Value under the Contract may be allocated for variable accumulation. Currently, fourteen Variable Accounts are available under the Contract unless otherwise indicated in this Prospectus.

Variable Annuities Department--Our Department that services the Contract. The addresses of the Variable Annuities Department are described in "Contacting Pacific Mutual Life".

Variable Investment Option--A subaccount of the Separate Account.

                                    SUMMARY

  This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," in this Prospectus and in the Contract.

PURPOSE OF THE CONTRACT

  The Contract described in this Prospectus presents a dynamic concept in retirement planning designed to give Contract Owners flexibility in attaining financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period and provides several options for fixed annuity payments. During the Accumulation Period, you can pursue various allocation options by allocating premiums to the Variable Accounts of the Separate Account or to the Fixed Account. See "The Contract," page 16.

  The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for an individual in connection with a retirement plan qualified under Section 401, 408, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE VARIABLE ACCOUNTS AND THE FUND

  Premiums designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account." The Separate Account is currently divided into subaccounts called Variable Accounts or Variable Investment Options. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. The Portfolios of the Fund, each of which has a different investment objective or objectives, are as follows: Money Market Portfolio, High Yield Bond Portfolio, Managed Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Aggressive Equity Portfolio, Growth LT Portfolio, Equity Income Portfolio, Multi-Strategy Portfolio, Equity Portfolio, Bond and Income Portfolio, Equity Index Portfolio, International Portfolio, and Emerging Markets Portfolio. See "Pacific Select Fund," page 14. Amounts held in a Variable Account will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio of the Fund in which such Variable Account invests. You bear the investment risk for amounts allocated to a Variable Account.

  The Growth Variable Account that invests in the Growth Portfolio is available only to Owners of Contracts issued prior to January 1, 1994. It is not available to Owners of Contracts issued on or after January 1, 1994.

FIXED ACCOUNT

  Premiums designated to accumulate on a fixed basis may be allocated to the Fixed Account, which is part of our General Account. Amounts allocated to the Fixed Account earn interest at rates determined at least annually by us and that are guaranteed to be at least an effective annual rate of 4%. See "The Fixed Account," on page 28.

PREMIUMS

  The minimum initial premium is $5,000 for a Contract issued in connection with a Non-Qualified Plan and $2,000 for a Contract issued in connection with a Qualified Plan. Thereafter, you may choose the amount and frequency of premium payments, except that the minimum subsequent premium is $250 for both Non-Qualified and Qualified Plans, except for certain Qualified Plans, in which case it is $50.

CONTRACT BENEFITS

  During the Accumulation Period, you may transfer Accumulated Value among the Variable Accounts and to and from the Fixed Account, subject to certain restrictions as described in "Transfers of Accumulated Value," on page 18.

  At any time before the Annuity Start Date, a Contract may be surrendered for its Full Withdrawal Value, and partial withdrawals, including preauthorized scheduled withdrawals, may be taken from the Accumulated Value. Full and partial withdrawals, including preauthorized scheduled withdrawals, may result in the deduction of a contingent deferred sales charge. See "Full and Partial Withdrawals," on page 20 and "Preauthorized Scheduled Withdrawals," on page 20 for more information, including the possible charges and tax consequences associated with full and partial withdrawals.

  The Contract provides for a death benefit upon the death of the Annuitant during the Accumulation Period. See "Death Benefit," on page 22. The Contract provides for several fixed Annuity Options. Payments under the Annuity Options will be fixed and guaranteed by us. We reserve the right to offer annuity options on a variable basis. See "Annuity Period," on page 26.

FREE-LOOK RIGHT

  You may return a Contract within the Free-Look Period, which is usually a ten-day period beginning when you receive the Contract but may vary if required by state law.

  Premiums received during the Free-Look Period will, except as indicated below, be allocated according to your instructions contained in the application or more recent instructions received, if any. In the event that you return a Contract within the Free-Look Period, we will refund to you any premium payments allocated to the Fixed Account and the Accumulated Value allocated to the Variable Accounts as of the end of the Valuation Period in which we receive the Contract plus any Contract Fees and Charges deducted from your Accumulated Value allocated to the Variable Accounts.

  If you reside in a state that requires us to return premium payments if you exercise the Free-Look Right within your Free-Look Period, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Variable Accounts or Accumulated Value in the Variable Accounts plus any Contract charges and fees deducted from the Variable Accounts on the Contract Date. Premiums received during the Free-Look Period usually will initially be allocated to the Money Market Variable Account. The Accumulated Value in the Money Market Variable Account will be transferred automatically to the Variable Accounts and the Fixed Account elected in the Owner's application (or, if received more recently, in written instructions) 15 days after the Contract is issued. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Variable Accounts plus any Charges deducted from the Variable Accounts on the Contract Date.

CHARGES AND DEDUCTIONS

  We do not make any deductions for sales load from premium payments before allocating them to your Accumulated Value. Certain charges will be deducted in connection with the Contract.

 Contingent Deferred Sales Charge

  A contingent deferred sales charge (which may also be referred to as a withdrawal charge) may be assessed by us on a full or partial withdrawal, including a scheduled withdrawal, during the Accumulation Period and, under certain circumstances, upon annuitization. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of the premium payments made during the current Contract Year up to the Valuation Date of the withdrawal and the preceding four Contract Years. The withdrawal charge applies against any withdrawal to the extent the amount withdrawn is attributable to premium payments made. For the purpose of determining any withdrawal charge, withdrawals are applied to premium payments in the order premium payments are made, then to earnings. The amount of the charge will depend upon the number of Contract Years that a premium has remained credited under the Contract, as follows:

             AGE OF PREMIUM
              IN CONTRACT
                 YEARS                                       WITHDRAWAL CHARGE
             --------------                                  -----------------
                   1                                                6%
                   2                                                6%
                   3                                                5%
                   4                                                4%
                   5                                                3%
                   6                                                0%

  In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds under the Contract; (2) withdrawals effected to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract; and (3) in certain instances annuitization. Subject to approval of state insurance authorities, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. See "Contingent Deferred Sales Charge," on page 23.

 Mortality and Expense Risk Charge

  We deduct a daily charge from the assets of each Variable Account for mortality and expense risks equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. See "Mortality and Expense Risk Charge," on page 24.

 Administrative Charge

  On each Monthly Anniversary following the Contract Date, we deduct a monthly administrative charge during the Accumulation Period equal to .000125 multiplied by a Contract's Accumulated Value in the Investment Options, which is equal to an annual rate of 0.15% of a Contract's Accumulated Value in the Investment Options. On Contracts issued in connection with applications received by us at its Variable Annuity Department before May 1, 1992, the rate of this charge is currently reduced to .0001 (.12% on an annual basis), and, if the initial premium is $50,000 or more on such Contracts, to .00005 (.06% on an annual basis). See "Administrative Charge," on page 24.

 Maintenance Fee

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contract. This charge is pro-rated upon annuitization or a full withdrawal. The charge is currently waived on Contracts for which the premium payments received during the first Contract Year equal $50,000 or more. See "Maintenance Fee," on page 25.

 Transfer Fee

  Currently no transfer fee is imposed. We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract Year.

 Premium Tax Charge

  We assess a premium tax charge to reimburse us for any premium taxes that it incurs. This charge will be deducted on annuitization or upon full withdrawal if a premium tax was incurred by us and is not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and is not refundable. We reserve the right to deduct such taxes when incurred or upon distributions. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax and Other Taxes," on page 25.

 Other Expenses

  The operating expenses of the Separate Account are paid by us. Investment advisory fees and operating expenses of the Fund are paid by the Fund. For a description of these charges and expenses, see the Expense Table on the next page and the Prospectus for the Fund.

CONTACTING PACIFIC MUTUAL LIFE

  Premium payments, applications accompanying premium payments, and loan repayments should be directed to Pacific Mutual Life at P.O. Box 100060, Pasadena, California 91189-0060. All written requests, notices, and other forms required by the Contract, including applications not accompanied by premium payments, and any questions or inquiries should be directed to Pacific Mutual Life at P.O. Box 7187, Pasadena, California 91109-7187. Express Mail should be directed to Pacific Mutual Life Insurance Company, c/o FCNPC, 1111 South Arroyo Parkway, 1st Floor, Pasadena, California 91105. A service representative may be reached by calling 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

  The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address to use.

  Additional premium payments, loan requests, loan repayments, transfer requests, and withdrawal requests we receive before 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, if earlier) will normally be effective on the same Valuation Date that we receive them in "proper form", unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, the instructions will be effective on the next Valuation Date after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. We may require a signature guarantee if an executed application or confirmation of application, as applicable, in proper form, is not received by us, it appears that the Owner's signature may have changed over time; or, due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have any questions regarding the required form of a request.

                                 EXPENSE TABLE

  The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners of the Contracts with Accumulated Value allocated to the Variable Accounts. The table reflects contractual charges, expenses of the Separate Account, and charges and expenses of the Fund. Expenses shown under "Contractual Expenses" and "Separate Account Annual Expenses" are specified under the terms of the Contract and are fixed. Expenses shown under "Fund Annual Expenses After Expense Limitation" are estimated expenses of the Fund; Fund expenses are not specified under the terms of the Contract and may vary from year to year. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax and Other Taxes". The information contained in the table is not generally applicable to amounts allocated to the Fixed Account (although certain contractual charges also apply to this Account).

  For a complete description of a Contract's costs and expenses, see "Charges and Deductions". For a more complete description of the Fund's costs and expenses, see the Fund Prospectus, which accompanies this Prospectus.

CONTRACTUAL EXPENSES

  Sales load on premiums................................................  None
Contingent deferred sales charge (as a percentage of amounts withdrawn attributable to
 premiums paid in the last five Contract Years)/1/
   AGE OF PREMIUM                                                        CHARGE
   --------------                                                        ------
   Contract Year 1......................................................    6%
   Contract Year 2......................................................    6%
   Contract Year 3......................................................    5%
   Contract Year 4......................................................    4%
   Contract Year 5......................................................    3%
   Contract Year 6 and over.............................................  None
Administrative Charge (per year)/2/..................................... 0.15%
Maintenance Fee (per year)/3/
   Premiums received during the first Contract Year of less than
    $50,000.............................................................   $30
   Premiums received during the first Contract Year of $50,000 or more..  None
Transfer Fee/4/.........................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and expense risk charge (as a percentage of each Variable
 Account's average daily net assets).................................... 1.25%

FUND ANNUAL EXPENSES AFTER EXPENSE LIMITATION (as a percentage of each Portfolio's average daily net assets)/5/

                                                      ADVISORY  OTHER    TOTAL
                                                        FEE    EXPENSES EXPENSES
                                                      -------- -------- --------
   Money Market Portfolio............................    .40%     .08%     .48%
   High Yield Bond Portfolio.........................    .60%     .10%     .70%
   Managed Bond Portfolio............................    .60%     .09%     .69%
   Government Securities Portfolio...................    .60%     .10%     .70%
   Growth Portfolio..................................    .65%     .09%     .74%
   Aggressive Equity Portfolio.......................    .80%     .15%     .95%
   Growth LT Portfolio...............................    .75%     .10%     .85%
   Equity Income Portfolio...........................    .65%     .08%     .73%
   Multi-Strategy Portfolio..........................    .65%     .11%     .76%
   Equity Portfolio..................................    .65%     .08%     .73%
   Bond and Income Portfolio.........................    .60%     .09%     .69%
   Equity Index Portfolio............................    .21%     .08%     .29%
   International Portfolio...........................    .85%     .21%    1.06%
   Emerging Markets Portfolio........................   1.10%    1.05%    2.15%

                                                  (Footnotes on following page)

--------
/1/ The withdrawal charge will be waived to the extent that total withdrawals free of charge during the Contract Year do not exceed 10% of the sum of the premium payments made during the current Contract Year and the preceding four Contract Years. When added to the withdrawal charges assessed on prior withdrawals, the total withdrawal charge will never exceed 6% of total premiums paid.

/2/ On Contracts issued in connection with applications received by us before May 1, 1992, the rate of this charge is currently reduced to .0001 (.12% on an annual basis), and, if the initial premium is $50,000 or more on such Contracts, to .00005 (.06% on an annual basis). We have reserved the right to increase the administrative fee on such Contracts up to 0.15% per year.

/3/ The Maintenance Fee is currently waived on Contracts for which premiums received in the first Contract Year are $50,000 or more.

/4/ We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in any Contract Year.

/5/ The expenses listed for the Fund Portfolios reflect current expenses for the year ending December 31, 1996 adjusted to reflect a decrease in fees for certain operating expenses. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996 and their "other expenses" are on an annualized basis and reflect the policy adopted by us as Investment Adviser to the Fund, to waive our fees or otherwise reimburse expenses so that operating expenses (exclusive of advisory fees, additional custodial fees associated with holding foreign securities, foreign taxes on dividends, interest or capital gains, and extraordinary expenses) expressed as a decimal are not greater than 0.0025 of average daily net assets per year. We began this policy in 1989 and intend to continue this policy until at least December 31, 1998, but may discontinue it after that time. In the absence of this policy, such expenses for the Emerging Markets Portfolio would have exceeded this expense cap in 1996 and total adjusted expenses would have been approximately 2.22% on an annualized basis. No reimbursement to the other Portfolios was necessary for the Fund's fiscal year 1996. Actual total expenses after reimbursement and before the adjustment for the year ended December 31, 1996, were: Money Market Portfolio--0.50%; High Yield Bond Portfolio--0.71%; Managed Bond Portfolio--0.71%; Government Securities Portfolio--0.72%; Growth Portfolio--0.76%; Aggressive Equity Portfolio (annualized)--1.02%; Growth LT Portfolio--0.87%; Equity Income Portfolio--0.75%; Multi-Strategy Portfolio--0.78%; Equity Portfolio--0.74%; Bond and Income Portfolio-- 0.71%; Equity Index Portfolio--0.31%; International Portfolio--1.07%; and Emerging Markets Portfolio (annualized)--2.18%.

EXAMPLES

  Different examples are presented below that show expenses that an Owner of a Contract with Accumulated Value allocated to a Variable Account would pay at the end of one, three, five or ten years if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, (3) not surrendered or annuitized. The examples assume a $1000 investment and a 5% annual rate of return. In addition, the examples reflect an average initial premium of approximately $45,000 and a prorata portion of the annual maintenance fee. Each example shows expenses based upon allocation to each of the Variable Accounts.

  The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

                                                                           CONTRACT NOT SURRENDERED
                         CONTRACT SURRENDERED AT CONTRACT ANNUITIZED AT   OR ANNUITIZED AND REMAINS
    VARIABLE ACCOUNT       END OF TIME PERIOD     END OF TIME PERIOD*   IN FORCE AT END OF TIME PERIOD
    ----------------     ----------------------- ---------------------- ------------------------------
Money Market
  1 yr..................          $ 74                    $ 74                       $ 20
  3 yrs.................           106                      61                         61
  5 yrs.................           132                     105                        105
  10 yrs................           226                     226                        226
Managed Bond
  1 yr..................            76                      76                         22
  3 yrs.................           112                      67                         67
  5 yrs.................           142                     115                        115
  10 yrs................           248                     248                        248
Growth
  1 yr..................            76                      76                         22
  3 yrs.................           114                      69                         69
  5 yrs.................           145                     118                        118
  10 yrs................           253                     253                        253
Aggressive Equity
  1 yr..................            78                      78                         24
  3 yrs.................           120                      75                         75
  5 yrs.................           156                     129                        129
  10 yrs................           274                     274                        274
Growth LT
  1 yr..................            77                      77                         23
  3 yrs.................           117                      72                         72
  5 yrs.................           151                     124                        124
  10 yrs................           264                     264                        264
Equity Income
  1 yr..................            76                      76                         22
  3 yrs.................           114                      69                         69
  5 yrs.................           144                     117                        117
  10 yrs................           252                     252                        252
Multi-Strategy
  1 yr..................            77                      77                         23
  3 yrs.................           115                      70                         70
  5 yrs.................           146                     119                        119
  10 yrs................           255                     255                        255
Equity
  1 yr..................            76                      76                         22
  3 yrs.................           114                      69                         69
  5 yrs.................           144                     117                        117
  10 yrs................           252                     252                        252
Bond and Income
  1 yr..................            76                      76                         22
  3 yrs.................           112                      67                         67
  5 yrs.................           142                     115                        115
  10 yrs................           248                     248                        248
Equity Index
  1 yr..................            72                      72                         18
  3 yrs.................           100                      55                         55
  5 yrs.................           122                      95                         95
  10 yrs................           206                     206                        206
International
  1 yr..................            80                      80                         26
  3 yrs.................           124                      79                         79
  5 yrs.................           161                     134                        134
  10 yrs................           285                     285                        285
Emerging Markets
  1 yr..................            90                      90                         36
  3 yrs.................           156                     111                        111
  5 yrs.................           214                     187                        187
  10 yrs................           387                     387                        387
Government Securities
  1 yr..................            76                      76                         22
  3 yrs.................           113                      68                         68
  5 yrs.................           143                     116                        116
  10 yrs................           249                     249                        249
High Yield Bond
  1 yr..................            76                      76                         22
  3 yrs.................           113                      68                         68
  5 yrs.................           143                     116                        116
  10 yrs................           249                     249                        249

--------
*In this example, it is assumed that an Annuity Option has been selected that provides for annuity payments that continue for at least five years, in which case the contingent deferred sales charge would not be assessed if the Contract was in force during the Accumulation Period for at least two Contract Years.

                             FINANCIAL HIGHLIGHTS

  The following tables present financial highlights with respect to each Variable Account of the Separate Account. The information in the tables for the years or periods ended December 31, 1990, 1991, 1992, 1993, 1994, 1995 and 1996 is included in the Separate Account's financial statements that have been audited by Deloitte & Touche LLP, independent auditors. The tables should be read in conjunction with the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 1996.

  The Equity Income, Multi-Strategy and International Portfolios of the Fund, in which each corresponding Variable Account invests, were advised by other Portfolio Managers during the periods presented in the 1990, 1991, 1992 and 1993 tables. Effective January 1, 1994, J.P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio.

                    SELECTED ACCUMULATION UNIT* INFORMATION

  Selected accumulation unit information as of the year ended December 31st for each period:

                                1996         1995         1994          1993    1992     1991       1990
------------------------------------------------------------------------------------------------------------
   ACCUMULATION UNIT VALUE
    AT BEGINNING OF PERIOD:
   Money Market Variable
    Account................       11.84        11.36        11.08        10.94   10.73   10.27      10.00(a)
   High Yield Bond Variable
    Account................       18.82        16.03        16.16        13.86   11.82    9.58      10.00(b)
   Managed Bond Variable
    Account................       16.11        13.70        14.51        13.15   12.25   10.56      10.00(c)
   Government Securities
    Variable Account.......       15.68        13.37        14.26        13.03   12.27   10.61      10.00(d)
   Aggressive Equity Vari-
    able Account...........       10.00(m)
   Growth Variable Account.       19.95        16.07        18.18        15.10   12.68    9.11      10.00(e)
   Growth LT Variable Ac-
    count..................       15.11        11.19        10.00(f)
   Equity Income Variable
    Account................       18.32        14.09        14.31        13.38   12.85    9.88      10.00(g)
   Multi-Strategy Variable
    Account................       17.68        14.29        14.69        13.62   13.06   10.63      10.00(h)
   Equity Variable Account.       12.24        10.00(i)
   Bond and Income Variable
    Account................       13.21        10.00(j)
   Equity Index Variable
    Account................       17.62        13.03        13.06        12.09   11.44   10.00(k)
   International Variable
    Account................       12.52        11.47        11.27         8.77    9.85    9.02      10.00(l)
   Emerging Markets Vari-
    able Account ..........       10.00(n)
------------------------------------------------------------------------------------------------------------
   ACCUMULATION UNIT VALUE
    AT END OF PERIOD:
   Money Market Variable
    Account................       12.29        11.84        11.36        11.08   10.94   10.73      10.27
   High Yield Bond Variable
    Account................       20.68        18.82        16.03        16.16   13.86   11.82       9.58
   Managed Bond Variable
    Account................       16.58        16.11        13.70        14.51   13.15   12.25      10.56
   Government Securities
    Variable Account.......       15.94        15.68        13.37        14.26   13.03   12.27      10.61
   Aggressive Equity Vari-
    able Account...........       10.69
   Growth Variable Account.       24.36        19.95        16.07        18.18   15.10   12.68       9.11
   Growth LT Variable Ac-
    count..................       17.59        15.11        11.19
   Equity Income Variable
    Account................       21.61        18.32        14.09        14.31   13.38   12.85       9.88
   Multi-Strategy Variable
    Account................       19.65        17.68        14.29        14.69   13.62   13.06      10.63
   Equity Variable Account.       15.47        12.24
   Bond and Income Variable
    Account................       12.94        13.21
   Equity Index Variable
    Account................       21.29        17.62        13.03        13.06   12.09   11.44
   International Variable
    Account................       15.07        12.52        11.47        11.27    8.77    9.85       9.02
   Emerging Markets Vari-
    able Account...........        9.59
------------------------------------------------------------------------------------------------------------
   NUMBER OF ACCUMULATION
    UNITS OUTSTANDING AT
    END OF PERIOD:
   Money Market Variable
    Account................  10,826,212    5,268,194    3,822,842    1,329,477 841,839 596,386    290,145
   High Yield Bond Variable
    Account................   7,031,597    3,499,795      915,875      579,127 204,530  28,473      5,555
   Managed Bond Variable
    Account................   9,789,438    4,110,672    1,972,516    1,653,806 608,417 159,134      9,725
   Government Securities
    Variable Account.......   4,989,942    3,144,652    1,085,199    1,168,824 668,500 264,937     14,888
   Aggressive Equity Vari-
    able Account...........   3,457,578
   Growth Variable Account.   1,217,042    1,431,985    1,684,966    1,951,727 744,468 232,180     41,227
   Growth LT Variable Ac-
    count..................  18,364,396    9,411,999    3,169,124
   Equity Income Variable
    Account................  13,975,807    7,116,753    2,165,096    1,337,697 748,646 255,940     30,402
   Multi-Strategy Variable
    Account................   5,736,463    3,112,558    1,848,366    1,288,197 737,841 276,429      7,594
   Equity Variable Account.   7,078,169    2,377,743
   Bond and Income Variable
    Account................   3,669,755    1,389,028
   Equity Index Variable
    Account................  11,570,124    4,142,024      765,184      554,737 291,497 132,256
   International Variable
    Account................  21,638,113    9,523,524    3,744,811    1,397,587 442,951 173,609     25,363
   Emerging Markets Vari-
    able Account...........   3,004,491
------------------------------------------------------------------------------------------------------------

*Accumulation Unit: unit of measure used to calculate the value of a Contract
   Owner's interest in a Variable Account during the Accumulation Period.

Date Variable Account began operations:
(a) 07/24/90 (b) 08/16/90 (c) 09/05/90 (d) 08/22/90 (e) 08/16/90 (f) 01/04/94
(g) 08/16/90 (h) 09/25/90 (i) 01/01/95 (j) 01/01/95 (k) 02/11/91 (l) 08/16/90
(m) 04/01/96 (n) 04/01/96

                    INFORMATION ABOUT PACIFIC MUTUAL LIFE,
                      THE SEPARATE ACCOUNT, AND THE FUND

PACIFIC MUTUAL LIFE INSURANCE COMPANY

  Pacific Mutual Life is a mutual life insurance company organized under the laws of the State of California. It was authorized to conduct business as a life insurance company on January 2, 1868, as Pacific Mutual Life Insurance Company of California, and was reincorporated under its present name on July 22, 1936. Our operations include both life insurance and annuity products, as well as financial and retirement services. As of the end of 1996, we had over $50.8 billion of individual life insurance in force and total admitted assets of $21.2 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual has total assets and funds under management of over $136.7 billion. We have been ranked according to admitted assets as the 23rd largest life insurance carrier in the nation for 1995. We are authorized to do business in the District of Columbia, and in all states except New York.

  On April 21, 1997, the Board of Directors of Pacific Mutual Life approved a Plan of Conversion ("Plan") under which Pacific Mutual Life would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion , the insurance company would issue voting stock to a newly-formed stock holding company called Pacific LifeCorp, and all of Pacific LifeCorp's initially issued voting stock would be owned by a newly-created mutual holding company called Pacific Mutual Holding Company. It is anticipated that Pacific LifeCorp could, subsequent to the conversion, offer shares of its stock publicly or privately; however Pacific Mutual Holding Company must always hold at least 51% of the voting stock of Pacific LifeCorp. Pacific LifeCorp would always own 100% of the voting stock of the insurance company. No plans have been formulated to issue any shares of capital stock or debt securities of Pacific LifeCorp at this time.

  Since Pacific Mutual Life currently is a mutual life insurance company, owners ("policyholders") of Pacific Mutual Life's annuity contracts and life insurance policies ("policies") have certain membership interests in Pacific Mutual Life consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Life. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in Pacific Mutual Holding Company. These interests in the mutual holding company would be substantially the same as the membership interests that policyholders have in Pacific Mutual Life prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Holding Company. After the conversion, persons who acquire policies from the insurance company would automatically be members in Pacific Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by Pacific Mutual Life's policyholders and the consent of the Insurance Commissioner of California, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 1997. Under the Plan, the insurance company's name will change to Pacific Life Insurance Company.

  The principal underwriter for the Contracts is Pacific Mutual Distributors, Inc. ("PMD"). PMD is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Pacific Mutual Life. PMD is located at 700 Newport Center Drive, Newport Beach, California, 92660.

SEPARATE ACCOUNT

  The Separate Account was established by us on November 30, 1989, under procedures established under California law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to our other income, gains, or losses. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that we conduct. We own the assets in the Separate Account and are required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. We may transfer to our General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of ours. We may invest our own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

  The Separate Account is currently divided into fourteen Variable Accounts. Each Variable Account invests exclusively in shares of a specific Portfolio of the Fund. We may in the future establish additional Variable Accounts of the Separate Account, which may invest in other Portfolios of the Fund or in other securities, mutual funds, or investment vehicles.

  The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See MORE ON THE FUND'S SHARES in the accompanying Prospectus for the Fund.

  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of us.

PACIFIC SELECT FUND

  The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the 1940 Act. The Fund currently has fourteen separate Portfolios, each of which pursues different investment objectives and policies.

  Shares of the Fund currently are offered only for purchase by separate accounts of ours and an affiliated insurer to serve as an investment medium for variable annuity contracts and for variable life insurance policies issued by these insurers. Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, either affiliated and not affiliated with us.

  The chart below summarizes some basic data about each Portfolio of the Fund. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Portfolios.

THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                     PRIMARY INVESTMENTS
    PORTFOLIO              OBJECTIVE             (UNDER NORMAL CIRCUMSTANCES)       PORTFOLIO  MANAGER

 Money Market    Current income consistent       Highest quality money         Pacific Mutual Life
                 with preservation of capital    market instruments.
------------------------------------------------------------------------------------------------------------
 High Yield Bond High level of current income    Intermediate and long-        Pacific Mutual Life
                                                 term, high-yielding,
                                                 lower and medium quality
                                                 (high risk) fixed-income
                                                 securities.
------------------------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return           Investment grade              Pacific Investment
                 consistent with prudent         marketable debt               Management Company
                 investment management           securities. Will
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-7 years.
------------------------------------------------------------------------------------------------------------
 Government      Maximize total return           U.S. Government               Pacific Investment
  Securities     consistent with prudent         securities including          Management Company
                 investment management           futures and options
                                                 thereon and high-grade
                                                 corporate debt
                                                 securities. Will
                                                 normally maintain an
                                                 average portfolio
                                                 duration of 3-7 years.
------------------------------------------------------------------------------------------------------------
 Growth          Growth of capital               Common stock.                 Capital Guardian
                                                                               Trust Company
------------------------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation            Common stock of small         Columbus Circle Investors
  Equity                                         emerging growth and
                                                 medium capitalization
                                                 companies.
------------------------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of capital     Common stock.                 Janus Capital Corporation
                 consistent with the
                 preservation of capital
------------------------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of capital     Dividend paying common        J.P. Morgan Investment
                 and income                      stock.                        Management Inc.
------------------------------------------------------------------------------------------------------------
 Multi-Strategy  High total return               Equity and fixed income       J.P. Morgan Investment
                                                 securities.                   Management Inc.
------------------------------------------------------------------------------------------------------------
 Equity          Capital appreciation            Common stocks and             Greenwich Street Advisors
                                                 securities convertible
                                                 into or exchangeable for
                                                 common stocks.
------------------------------------------------------------------------------------------------------------
 Bond and        High level of current           Investment grade debt         Greenwich Street Advisors
  Income         income consistent with          securities.
                 prudent investment
                 management and
                 preservation of capital
------------------------------------------------------------------------------------------------------------
 Equity Index    Provide investment results      Stocks included in the        Bankers Trust Company
                 that correspond to the total    S&P 500.
                 return performance of
                 common stocks publicly traded
                 in the U.S.
------------------------------------------------------------------------------------------------------------
 International   Long-term capital               Equity securities of          Templeton Investment
                 appreciation                    corporations domiciled        Counsel, Inc.
                                                 outside the United
                                                 States.
------------------------------------------------------------------------------------------------------------
 Emerging        Long-term growth of capital     Common stocks of              Blairlogie Capital Management
  Markets                                        companies domi-ciled in
                                                 emerging market
                                                 countries.

  THE GROWTH VARIABLE ACCOUNT THAT INVESTS IN THE GROWTH PORTFOLIO IS AVAILABLE ONLY TO OWNERS OF CONTRACTS ISSUED PRIOR TO JANUARY 1, 1994. IT IS NOT AVAILABLE TO OWNERS OF CONTRACTS ISSUED ON OR AFTER JANUARY 1, 1994.

THE INVESTMENT ADVISER

  Pacific Mutual Life, located at 700 Newport Center Drive, Newport Beach, California 92660, serves as Investment Adviser to each Portfolio of the Fund. We are registered with the SEC as an investment adviser. For twelve of the Portfolios, the Investment Adviser and the Fund have engaged other firms to serve as Portfolio Managers under our supervision.

                                 THE CONTRACT

GENERAL

  To the extent that all or a portion of premium payments are allocated to the Variable Accounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than us. Upon the maturity of a Contract, the Contract provides several fixed Annuity Options under which we will pay specified periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Variable Accounts to which premiums have been allocated.

  The Contract is available for purchase as a non-tax qualified retirement plan by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Sections 401 and 408 of the Internal Revenue Code. Certain Federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 or Keogh plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan under Section 408, (4) Section 403(b) Tax-Sheltered Annuities, and (5) Section 457 plans. Joint Owners are permitted on a Contract issued pursuant to a Non-Qualified Plan. The Contract is not available for use in connection with tax qualified retirement plans under
Section 403(b) unless otherwise approved by us.

APPLICATION FOR A CONTRACT

  Any person wishing to purchase a Contract may submit an application and an initial premium to us, as well as any other form or information that we may require. We reserve the right to reject an application or premium payment for any reason, subject to our underwriting standards and guidelines and any applicable state or Federal law relating to nondiscrimination.

  The maximum Age of an Annuitant for which a Contract will be issued is 85. The Annuitant's Age is calculated as of his or her nearest birthday. If there are Joint Annuitants, the maximum issue Age will be determined by reference to the younger Annuitant. If the sole Contract Owner or sole annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

PREMIUM PAYMENTS

  The minimum initial premium for the purchase of a Contract is $5,000 in connection with a Non-Qualified Plan and $2,000 in connection with a Qualified Plan. Thereafter, the Contract Owner may choose the amount and frequency of premium payments, except that the minimum subsequent premium is $250 for both Non-Qualified and Qualified Plans, except for individual retirement annuities and simplified employee pension plans, in which case it is $50. No minimum initial or subsequent premium requirements will apply to a Contract purchased in connection with the Texas Optional Retirement Program. We may reduce the minimum premium requirements under certain circumstances, such as for group or sponsored arrangements.

  Any premium that results in total premiums paid under a Contract exceeding $500,000 will not be accepted without our prior approval. No premium or transfer can be allocated to the Fixed Account without our prior approval if, immediately after the premium payment or transfer, the Accumulated Value in the Fixed Account would be $250,000 or more.

  An initial premium payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by us if the premium is preceded or accompanied by sufficient information necessary to establish an account and properly credit such premium payment. If we do not receive sufficient information, we will notify the applicant that we do not have the necessary information to issue a Contract. If the necessary information is not provided to us within five Valuation Dates after the Valuation Date on which we first receive the initial premium (or, if sooner, other period required by law), or if we determine we cannot otherwise issue the Contract, we will return the initial premium to the applicant unless the applicant consents to our retaining the premium until the requested information has been provided.

  Subsequent premiums will be credited as of the end of the Valuation Period in which they are received by us. Premium payments after the initial premium may be made at any time prior to the Annuity Start Date, so long as the Annuitant is living. Subsequent premiums under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Premiums may be paid monthly via electronic funds transfer under the Uni-Check plan where you authorize us to withdraw premiums from your checking account each month. The minimum initial premium can be met by payment under the Uni-Check plan.

ALLOCATION LIMITATION

  The Growth Variable Account that invests in the Growth Portfolio is available only to Owners of Contracts issued prior to January 1, 1994. It is not available to Owners of Contracts issued on or after January 1, 1994.

ALLOCATION OF PREMIUMS

  In an application for a Contract, you select the Investment Options to which premium payments will be allocated. During the Free-Look Period, except as indicated below, premiums will be allocated according to your instructions contained in the application (or more recent instructions received, if any). For residents of states that require a refund of premiums to a Contract Owner who returns a Contract during the Free-Look Period, premiums received during the Free-Look Period will usually be allocated to the Money Market Variable Account. The Accumulated Value will then be automatically allocated according to your instructions contained in the application (or, if received more recently, in written instructions) 15 days after the Contract is issued. Premiums credited to the Contract after this time will be allocated according to your most recent instructions as of the end of the Valuation Period in which the premiums are received by Pacific Mutual. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is issued.

  A Contract Owner may change the premium allocation instructions by submitting a proper written request to us. Changes in premium allocation instructions may be made by telephone provided an authorization for telephone requests is on file with us. A proper change in allocation instructions will be effective upon receipt by us and will continue in effect until subsequently changed. Changes in the allocation of future premiums have no effect on existing Accumulated Value. Such Accumulated Value, however, may be transferred among the Investment Options in the manner described in "Transfers of Accumulated Value."

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which you may dollar cost average your allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account. You may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Accumulated Value to one or more Variable Accounts, and these amounts will be credited at the Accumulation Unit values as of the end of the Valuation Period during which each transfer is processed. Since the value of Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

  You may request Dollar Cost Averaging by sending a proper written request to us, or by telephone request provided an authorization for telephone requests is on file with us. The Contract Owner must designate the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfer will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account or Fixed Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The minimum amount that may be transferred to any one Variable Account is $50. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. See the SAI for further information on the Dollar Cost Averaging feature.

PORTFOLIO REBALANCING OPTION

  We currently offer an option which allows Contract Owners who are not currently Dollar Cost Averaging to maintain the percentage of Contract Value allocated to each Variable Investment Option at a pre-set level (e.g., 30% in the Equity Index Variable Account, 40% in the Managed Bond Variable Account, and 30% in the Growth LT Variable Account). Periodically, we will "rebalance" the Contract Value to the percentages specified by you. Rebalancing may result in transferring amounts from a Variable Account earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. More detailed information appears in the SAI.

TRANSFERS OF ACCUMULATED VALUE

  During the Accumulation Period and after the Free-Look Period, you may transfer Accumulated Value among the Variable Accounts upon proper written request to us. Transfers may be made by telephone if an authorization for telephone requests is on file with us. Transfer requests received after 1:00 p.m. Pacific Time, or the close of the New York Stock Exchange, if earlier, will be processed as of the end of the next following Valuation Date. Currently there are no limitations on the number of transfers between Variable Accounts, no minimum amount required for a transfer (except as required under the Dollar Cost Averaging Option), nor any minimum amount required to be remaining in a given Variable Account after a transfer. Owners of Contracts issued prior to January 1, 1994 may continue to transfer to or from the Growth Variable Account.

  Accumulated Value may also be transferred from the Variable Accounts to the Fixed Account. Transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account".

  No charges are currently imposed upon transfers. We reserve the right, however, at a future date to charge a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer in any Contract Year. See "Transfer Fee". We also reserve the right (unless otherwise required by law) to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

ACCUMULATED VALUE

  The Accumulated Value is the sum of the amounts under the Contract held in each Variable Account of the Separate Account and in the Fixed Account, as well as the amount set aside in our Loan Account to secure any Contract Debt.

  On each Valuation Date, the portion of the Accumulated Value allocated to any particular Variable Account will be adjusted to reflect the investment experience of that Variable Account. See "Determination of Accumulated Value," below. No minimum amount of Accumulated Value is guaranteed. You bear the entire investment risk relating to the investment performance of your Accumulated Value allocated to the Variable Accounts.

DETERMINATION OF ACCUMULATED VALUE

  The Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Variable Accounts will be invested in shares of the corresponding Portfolios of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by a Portfolio. Any dividends or distributions from any Portfolio of the Fund will be automatically reinvested in shares of the same Portfolio, unless we, on behalf of the Separate Account, elect otherwise.

  Assets in the Variable Accounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contract Owner's interest in a Variable Account. When a Contract Owner allocates premiums to a Variable Account, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account by the Accumulation Unit value for the particular Variable Account at the end of the Valuation Period in which the premium is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Variable Account. The Accumulation Unit value of each Variable Account is determined on each Valuation Date at or about 1:00 p.m. Pacific Time. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Variable Account and charges against the Variable Account.

  The Accumulation Unit value of each Variable Account's unit initially was $10. The unit value of a Variable Account on any Valuation Date is calculated by dividing the value of each Variable Account's net assets by the number of Accumulation Units credited to the Variable Account on that date. Determination of the value of the net assets of a Variable Account takes into account the following: (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Portfolio of the Fund, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by us for taxes attributable to the operation of the Variable Account, or to our operations with respect to the Contract, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

  You may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may be taken from your Contract's Accumulated Value at any time while the Annuitant is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or unscheduled partial withdrawal request will be effective as of the end of the Valuation Period that we receive a proper written request.

  The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Accumulated Value as of the end of the Valuation Period during which a proper withdrawal request is received by us minus any maintenance fee, any applicable contingent deferred sales charge, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Accumulated Value. Each unscheduled partial withdrawal must be for at least $500. A request for a partial withdrawal will result in a payment by us in accordance with the amount specified in the partial withdrawal request. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $500 then we reserve the right to treat the partial withdrawal as a request for a full withdrawal.

  The amount of a partial withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account, except that you may instruct us otherwise with regard to an unscheduled partial withdrawal. A full or partial withdrawal, including a scheduled partial withdrawal, may result in the deduction of a contingent deferred sales charge. See "Contingent Deferred Sales Charge".

  A full or partial withdrawal, including a scheduled withdrawal, may result in a premium tax charge to reimburse us for any premium tax on a Contract that may be imposed by various states and municipalities. See "Premium Tax and Other Taxes".

  A full or partial withdrawal, including a scheduled partial withdrawal, may result in receipt of taxable income to you and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 401(k), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. In the case of Contracts issued in connection with tax qualified retirement plans under
Section 403(b), Section 403(b) imposes restrictions on certain distributions. For more information, see "Restrictions on Withdrawals from 403(b) Programs". The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters".

PREAUTHORIZED SCHEDULED WITHDRAWALS

  We have implemented a feature under which preauthorized scheduled withdrawals may be elected. Under this feature, you may elect to receive preauthorized scheduled partial withdrawals while the Annuitant is living before the Annuity Start Date and after the Free-Look Period by sending a properly completed Preauthorized Scheduled Withdrawal Request form to us. A Contract Owner may designate the scheduled withdrawal amount as a percentage of Accumulated Value allocated to the Variable Accounts and Fixed Account, or as a specified dollar amount, and the desired frequency of the scheduled withdrawals, which may be monthly, quarterly, semi-annually or annually. The day of the month that you wish each scheduled withdrawal to be effected may also be elected. Scheduled withdrawals may be stopped or modified upon your proper written request received by us at least 10 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

  Each scheduled withdrawal must be at least $100. Upon payment, your Accumulated Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Any scheduled withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a scheduled withdrawal exceed the Full Withdrawal Value less any applicable premium tax. The Contract will automatically terminate if a scheduled withdrawal causes the Contract's Full Withdrawal Value to equal zero.

  Each scheduled withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the scheduled withdrawal will be allocated proportionately from your Accumulated Value in the Variable Accounts and the Fixed Account.

FREE-LOOK RIGHT

  You may return a Contract within the Free-Look Period, which is usually 10 days after you receive the Contract (15 days in Colorado, 20 days in North Dakota and Idaho, and 30 days if you reside in California and are age 60 or older) unless state law requires otherwise.

  Premiums received during the Free-Look Period will, except as indicated below, be allocated according to your instructions contained in the application or more recent instructions, if any. The returned Contract will then be deemed void and we will refund any premium payments allocated to the Fixed Account and any Variable Account Accumulated Value as of the end of the Valuation Period in which we receive the Contract plus any Contract Charges and Fees deducted from your Accumulated Value allocated to the Variable Accounts. Thus, an Owner who returns a Contract within the Free-Look Period bears only the investment risk, (i.e., the Owner's Accumulated Value allocated to the Variable Accounts may increase or decrease based on investment performance), but the Owner will not be subject to any Contract Charges or Fees which would otherwise be deducted from Accumulated Value. Any amount credited to your Contract as described in "Variation of Charges" and any earnings thereon will not be included in the amount refunded to you.

  If you reside in a state that requires us to return premium payments if you exercise the Free-Look Right, we will refund any premiums received or, if required by your state of residence, premiums allocated to the Fixed Account plus the greater of premiums allocated to the Separate Account or Accumulated Value in the Separate Account plus any Contract charges and fees deducted from the Variable Accounts on the contract date. Premiums received during the Free-Look Period usually will initially be allocated to the Money Market Variable Account. The Accumulated Value in the Money Market Variable Account will be transferred automatically to the Variable Accounts and the Fixed Account elected in your application (or, if received more recently, in written instructions) 15 days after the Contract is issued. In Pennsylvania, we will refund premiums allocated to the Fixed Account plus the Accumulated Value in the Separate Account plus any Charges deducted from the Separate Account on the Contract Date. As of the date of this Prospectus, the following states require return of premium payments:

    Georgia                          North Carolina
    Idaho                            Oklahoma
    Michigan                         South Carolina
    Missouri                         Utah
    Nebraska                         Washington
                                     West Virginia

  If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

DEATH BENEFIT

  If the Annuitant dies during the Accumulation Period, we will pay the death benefit proceeds to the Beneficiary upon receipt of due proof of the Annuitant's death and instructions regarding payment to the Beneficiary. If there are Joint Annuitants, the death benefit proceeds will only be payable upon receipt of due proof of death of both Annuitants during the Accumulation Period and instructions regarding payment. In the event there is no Beneficiary living on the date of death of the Annuitant during the Accumulation Period, we will pay the death benefit proceeds to the Owner, if living; otherwise to the Owner's estate. If the death of the Annuitant occurs on or after the Annuity Start Date and there is no living Beneficiary on the date of death, any remaining unpaid payments for a specified period or specified amount will be made to the Owner, if living; otherwise to the Owner's estate.

  The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt. On or before the fifth Contract Anniversary, the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, or (2) the aggregate premium payments received less any reductions caused by previous withdrawals. Unless otherwise required by state insurance authorities, after the fifth Contract Anniversary the amount of the death benefit will be the greater of (1) the Accumulated Value as of the end of the Valuation Period in which we receive due proof of death and instructions regarding payment, (2) the aggregate premium payments received less any reductions caused by previous withdrawals, or (3) subject to approval of state insurance authorities, the "Minimum Guaranteed Death Benefit." After the fifth Contract Anniversary up to the tenth Contract Anniversary, the Minimum Guaranteed Death Benefit is equal to the Accumulated Value on the fifth Contract Anniversary plus any premiums received after the fifth Contract Anniversary and less any reductions caused by previous withdrawals taken after the fifth Contract Anniversary. The Minimum Guaranteed Death Benefit is adjusted on the tenth Contract Anniversary and each succeeding fifth Contract Anniversary to the greater of the most recent Minimum Guaranteed Death Benefit or the Accumulated Value as of such Anniversary, and during the next five year interval, is decreased by any reductions caused by partial withdrawals and increased by any premium payments since such fifth Contract Anniversary. After the Contract Year in which the Annuitant reaches Age 85, or after the death of the Owner or Annuitant, whichever occurs first, the Minimum Guaranteed Death Benefit will no longer be adjusted on each fifth Contract Anniversary (except for adjustments for reductions caused by partial withdrawals and for premium payments).

  The death benefit proceeds will be paid to the Beneficiary in a single sum or under one of the Annuity Options, as directed by you or as elected by the Beneficiary. If the Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options.

DEATH OF OWNER

  If the Owner of a Contract issued in connection with a Non-Qualified Plan dies before the Annuitant and before the Annuity Start Date, the death benefit proceeds will be paid upon receipt of due proof of the Owner's death and instructions regarding payment. If there are Joint Owners, the term Owner means the first Joint Owner to die.

  Death benefit proceeds will be paid to the Joint Owner or Contingent Owner, if any, otherwise to the Owner Beneficiary. If there is no Owner Beneficiary, death benefit proceeds will be paid to the Owner's estate. If an Owner is not also an Annuitant, then in the event that the deaths of the Owner and the Annuitant occur under circumstances in which it cannot be determined who died first, payment will be made to the Annuitant's Beneficiary. If the Owner and the Annuitant are the same, payment will be made to the Annuitant's Beneficiary. If the surviving spouse of the deceased Owner is the Owner Beneficiary, or is the sole surviving joint tenant or Contingent Owner, such spouse may continue this Contract in force as Owner (and Annuitant if the deceased Owner was the sole Annuitant), rather than receive the death benefit proceeds, until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

  The death benefit is as stated in the "Death Benefit" section, except that the Owner's Age, as opposed to the Annuitant's, is used in determining the death benefit.

  If the Owner of the Contract is a non-individual person, these distribution rules are applicable upon the death of or a change in the primary Annuitant, except that the "Death Benefit" will be the Accumulated Value if the Owner elects to maintain the Contract, or the Full Withdrawal Value if the Owner elects a cash distribution, as of the Valuation Date we receive in proper form the request to change the primary Annuitant and instructions regarding distribution or maintenance. These distribution requirements do not apply to Contracts issued in connection with Qualified Plans.

  On the death of any Owner on or after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death. No death benefit will be paid if the Owner dies on or after the Annuity Start Date. On the death of the Annuitant, any unpaid benefit will be paid to the Beneficiary of the Annuitant, if living, otherwise to the Owner, if living; otherwise to the Owner's estate. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

  The above distribution rules will determine when a distribution must be made under the Contract. These rules do not affect our determination of the amount of benefit payable or distribution proceeds.

                            CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE

  We do not make any deduction for sales charges from premium payments paid for a Contract before allocating them to your Accumulated Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by us on a full or partial withdrawal, depending upon the amount of time such withdrawal amounts have been held under the Contract. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of the premium payments made during the current Contract Year up to the Valuation Date of the withdrawal and the preceding four Contract Years. If a full or partial withdrawal, including a scheduled withdrawal, in excess of the 10% allowable amount is made, a withdrawal charge may be assessed on the amount withdrawn in excess of the 10% allowable amount. If the Contract is surrendered or a scheduled withdrawal causes the Full Withdrawal Value to equal zero, any amount allocated to the Loan Account will be included in determining the charge.

  For purposes of the charge, a withdrawal will be attributed to premium payments in the order they were received by us, then earnings, even if you elect to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which premium payments were allocated. The amount of the charge will depend upon the number of Contract Years that the premiums to which the withdrawal is attributed have remained credited under the Contract, as follows:

              AGE OF PREMIUM
             IN CONTRACT YEARS                               WITHDRAWAL CHARGE
             -----------------                               -----------------
                    1                                               6%
                    2                                               6%
                    3                                               5%
                    4                                               4%
                    5                                               3%
                    6                                               0%

  For purposes of determining the age of the premium, the premium is considered age 1 in the Contract Year the premium is received by us and increases in age each Contract Anniversary thereafter. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 6% of the premiums paid under a Contract. In addition, no charge will be imposed (1) upon payment of death benefit proceeds under the Contract, (2) upon withdrawals by you to meet the minimum distribution rules for Qualified Plans as they apply to amounts held under the Contract, or (3) upon annuitization if your Contract has been in force two years, and if an Annuity Option offered under the Contract is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each instance, the Annuity Period is at least five years. Subject to approval of state insurance authorities, after the first Contract Anniversary, the withdrawal charge will also be waived on a full or partial withdrawal if the Annuitant has been diagnosed with a medically determinable condition which results in a life expectancy of 12 months or less. This waiver will be subject to medical evidence satisfactory to us, and certain other conditions specified in the Contract. The withdrawal charge will be assessed against the Variable Accounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated. (See the Appendix for examples of the operation of the withdrawal charge.)

  We pay sales commissions to broker-dealers and other expenses associated with promotion and sales of the Contracts. The withdrawal charge is designed to reimburse us for these costs, although it is expected that actual expenses will be greater than the amount of the charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks. Broker-dealers may receive aggregate commissions up to 6.5% of aggregate premium payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time premium payments have been held under a Contract, and Contract Accumulated Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the

Accumulated Value considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

MORTALITY AND EXPENSE RISK CHARGE

  We deduct a daily charge from the assets of each Variable Account for mortality and expense risks assumed by us under the Contracts. The charge is equal to an annual rate of 1.25% of the average daily net assets of each Variable Account. This amount is intended to compensate us for certain mortality and expense risks we assume in offering and administering the Contracts and in operating the Variable Accounts. The 1.25% charge consists of approximately .25% for expense risk and 1.00% for mortality risk.

  The expense risk is the risk that our actual expenses in issuing and administering the Contracts and operating the Variable Accounts will be more than the charges assessed for such expenses. The mortality risk borne by us is the risk that Annuitants, as a group, will live longer than our actuarial tables predict. In this event, we guarantee that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. We also assume a mortality risk in connection with the death benefit under the Contract.

  We may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but we may realize a loss to the extent the charge is not sufficient. We may use any profit derived from this charge for any lawful purpose, including any distribution expenses not covered by the contingent deferred sales charge.

ADMINISTRATIVE CHARGE

  We deduct a monthly administrative charge equal to .000125 multiplied by a Contract's Accumulated Value in the Variable Accounts and the Fixed Account, which will be deducted monthly, beginning on the Monthly Anniversary following the Contract Date, during the Accumulation Period. This charge is equivalent to an annual rate of 0.15% of a Contract's Accumulated Value in the Variable Accounts and the Fixed Account. On Contracts issued in connection with applications received by us before May 1, 1992, the rate of this charge is currently reduced to .0001 (.12% on an annual basis), and, if the initial premium is $50,000 or more on such contracts, to .00005 (.06% on an annual basis). We reserve the right to increase the administrative charge on such contracts, but in no event will the charge exceed 0.15% on an annual basis. The charge will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and/or a deduction from the Fixed Account.

MAINTENANCE FEE

  During the Accumulation Period, an annual fee of $30 is deducted on each Contract Anniversary to cover the costs of maintaining records for the Contracts. The fee will be assessed to each Account in proportion to the Contract's Accumulated Value in each Variable Account and the Fixed Account. Upon annuitization or a full withdrawal, the charge will be pro-rated for the portion of the Contract year during which the Contract was in force. This charge is currently waived on Contracts issued for which premium payments received in the first Contract Year equal $50,000 or more, or if you annuitize or make a full withdrawal on other than your Contract Anniversary. We reserve the right to impose the charge on Contracts on which the fee is waived in the future. The charge is deducted at the Contract level and results in the debiting of Accumulation Units in the Variable Accounts and or a deduction from the Fixed Account.

TRANSFER FEE

  No transfer fee is currently imposed. We reserve the right to assess a transfer fee of $10 per transaction on the thirteenth and any subsequent transfer occurring in a Contract year. The transfer fee will be deducted from the remaining balances in the Variable Accounts and Fixed Account from which the transfer is made. If the remaining balances are insufficient to pay the transfer fee, the fee will be deducted from the transferred Accumulated Values.

PREMIUM TAX AND OTHER TAXES

  Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, your state of residence, the Annuitant's state of residence, and the insurance tax laws and Pacific Mutual's status in a particular state. We assess a premium tax charge to reimburse us for premium taxes that it incurs on behalf of the Contract Owner. This charge will be deducted upon annuitization or upon full withdrawal if premium taxes are incurred and are not refundable. Partial withdrawals, including scheduled withdrawals, may result in a premium tax charge if a premium tax is incurred by us and it is not refundable. We reserve the right to deduct premium taxes when incurred. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity. We may charge Variable Accounts of the Separate Account for the Federal, state, or local income taxes we incur that are attributable to the Separate Account and its Variable Accounts, or to our operations with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Pacific Mutual Life and the Separate Account."

VARIATIONS IN CHARGES

  We may agree to reduce or waive the withdrawal charge, administrative charges, or the maintenance fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

  In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

  We will only reduce or waive such charges or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

  For certain trusts, we may change the order in which withdrawals are applied to premium payments and earnings to determine any withdrawal charge.

GUARANTEE OF CERTAIN CHARGES

  We guarantee that the charge for mortality and expense risks will not increase. The maintenance fee is guaranteed not to exceed $30. The administrative charge is guaranteed not to exceed an annual rate of 0.15% of a Contract Owner's Accumulated Value less any Contract Debt. We do not intend to profit from the administrative charge and maintenance fee.

FUND EXPENSES

  Each Variable Account of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Fund. Each Portfolio's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Portfolio. The Fund is governed by its Board of Trustees. The Fund's expenses are not fixed or specified under the terms of the Contract. The advisory fees and other expenses are more fully described in the Expense Table and in the Fund's prospectus.

                                ANNUITY PERIOD

GENERAL

  You select the Annuity Start Date at the time of application. The Annuity Start Date may not be deferred beyond the first day of the month following the Annuitant's 95th birthday (85th birthday in Pennsylvania, and for certain trusts, 100th birthday, unless state law requires otherwise), although the terms of a Qualified Plan generally require annuitization at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the Contract Anniversary nearest the Annuitant's 85th birthday if the Contract is issued in connection with a Non-Qualified Plan. See "Selection of an Option." If there are Joint Annuitants, the birth date of the younger Annuitant will be used to determine the latest Annuity Start Date unless the terms of a Qualified Plan require otherwise.

  On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below, unless a lump sum distribution has been elected. The proceeds attributable to the Variable Accounts will be transferred to the General Account. The proceeds will be equal to your Accumulated Value in the Investment Options (which excludes Accumulated Value in the Loan Account) as of the Annuity Start Date, reduced by any applicable premium taxes, any prorated portion of maintenance fee due, and any applicable withdrawal charge. However, no withdrawal charge will be imposed if the Contract has been in force two years, and an Annuity Option is elected or proceeds are applied to purchase any other Annuity Option then offered by us, and, in each case, the Annuity Period is five years or longer.

  The Contracts provide for five optional annuity forms. A lump sum distribution may also be elected. Other Annuity Options may be available upon request at our discretion. All Annuity Options are fixed and the annuity payments remain constant throughout the Annuity Period. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1, 2, and 3, the rates will vary based on the Age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 4 and 5, as described below, Age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 4%, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option. For non-qualified Contracts and Contracts used in connection with a Qualified Plan under Section 408 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1 or, if a non-qualified Contract and Joint Annuitants are named, a joint and 50% last survivor annuity under Option 3. For a Contract used in connection with a Qualified Plan under Section 401 of the Internal Revenue Code, the automatic option shall be an annuity payable during the lifetime of the Annuitant with payments certain for 120 months under Option 1, or, for a married Annuitant, a joint and 50% survivor annuity as described in Option 2 below.

  Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, We reserve the right to change the frequency. We also reserve the right to pay the Contract proceeds in a lump sum if the proceeds are less than $10,000. Once annuity payments have commenced, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump sum settlement in lieu thereof.

  You may, during the lifetime of the Annuitant, designate or change an Annuity Start Date, Annuity Option, and Contingent Annuitant, provided we receive proper written notice at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be after the date the written notice is received by us.

  The Contract contains annuity tables for each Annuity Option described below. The tables show the dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option. We reserve the right to offer variable annuity options in the future.

ANNUITY OPTIONS

 Option 1--Life Income with Guaranteed Payment of 10 or 20 Years

  Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be ten or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary.

 Option 2--Joint and Survivor

  Periodic annuity payments will be made during the lifetime of the primary Annuitant and, after the death of the primary Annuitant, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 3--Joint and Last Survivor

  Periodic annuity payments will be made while both the Annuitants are living, and, after the death of either of the Annuitants, an amount equal to 50%, 66 2/3%, or 100% (as specified in the election) of such payments will be paid to the surviving Annuitant for so long as he or she lives. AS IN THE CASE OF OPTION 2, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

 Option 4--Fixed Payments for Specified Period

  Periodic annuity payments will be made for a fixed period, which may be from three to thirty years, as elected, with the guarantee that, if, at the death of the Annuitant, payments have been made for less than the selected fixed period, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

 Option 5--Fixed Payments of a Specified Amount

  Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the discounted value, based on the interest rate that we use to determine the amount of each payment (which will be at least 4%), of the remaining unpaid payments will be paid to the Beneficiary, if living; otherwise to the Owner, if living; otherwise to the Owner's estate.

SELECTION OF AN OPTION

  You should carefully review the Annuity Options with your financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. For Non-Qualified Plans, annuity payments must begin no later than the first day of the month following the Annuitant's 95th birthday. Under requirements for retirement plans that qualify under Sections 401 or 408 of the Internal Revenue Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

                               THE FIXED ACCOUNT

  You may allocate all or a portion of your premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account become part of our General Account, which supports our insurance and annuity obligations. The General Account is subject to regulation and supervision by the California Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract".

  Amounts allocated to the Fixed Account become part of our General Account, which consists of all assets we own other than those in the Separate Account and our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

INTEREST

  Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by us. The Accumulated Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least 0.3273% per month, compounded monthly, which is equivalent to an annual effective rate of 4% per year, and which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, we may in our discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. We will determine the Current Rate, if any, from time to time. If we determine a Current Rate that exceeds the Guaranteed Rate, premiums or transfers allocated or made to the Fixed Account during the time the Current Rate is in effect are guaranteed to earn interest at that particular Current Rate until the next Contract Anniversary. Upon the Contract Anniversary, a Current Rate or Rates may be paid that would remain in effect until the next succeeding Contract Anniversary.

  Accumulated Value that was allocated or transferred to the Fixed Account during one Contract Year may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another Contract Year. Therefore, at any given time, various portions of your Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the Contract Year during which such portions were originally allocated or transferred to the Fixed Account. We bear the investment risk for the Accumulated Value allocated to the Fixed Account and for paying interest at the Guaranteed or Current Rates, as applicable, on amounts allocated to the Fixed Account.

  For purposes of determining the interest rates to be credited on remaining Accumulated Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from premiums or transfers in the order in which they were credited to the Fixed Account, and interest attributable to each such premium or transfer shall be deemed taken before the amount of each premium or transfer.

BAIL OUT PROVISION

  The first time that the interest rate paid on any portion of your Accumulated Value allocated to the Fixed Account falls 1% or more below the initial Current Rate credited to the premium or transfer from which that portion of Accumulated Value is derived, the limitations on transfers from the Fixed Account to the Variable Accounts will be waived for 60 days with respect to that portion of Accumulated Value in the Fixed Account.

DEATH BENEFIT

  The death benefit under the Contract will be determined in the same fashion for a Contract that has Accumulated Value in the Fixed Account as for a Contract that has Accumulated Value allocated to the Variable Accounts. See "Death Benefit".

CONTRACT CHARGES

  The contingent deferred sales charge, the administrative charge, the maintenance fee, and premium taxes will be the same for Contract Owners who allocate premium payments or transfer Accumulated Value to the Fixed Account as for those who allocate premium payments to the Variable Accounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that we pay for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Fund will not be paid directly or indirectly by you to the extent your Accumulated Value is allocated to the Fixed Account; however, to that extent you will not participate in the investment experience of the Variable Accounts.

TRANSFERS AND WITHDRAWALS

  Amounts may be transferred from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts after the Free-Look Period, subject to the following limitations. You may not make more than one transfer from the Fixed Account to the Variable Accounts in any 12-month period except as provided under the Dollar Cost Averaging Option. The Growth Variable Account is not available to Owners of Contracts issued on or after January 1, 1994. Further, if you have $1,000 or more in the Fixed Account, you may not transfer more than 20% of such amount to the Variable Accounts in any 12-month period except as provided under Dollar Cost Averaging. Currently there is no charge imposed upon transfers; however, we reserve the right to assess a $10 transfer fee in the future on the thirteenth and any subsequent transfer made during a Contract Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer. See "Transfer of Accumulated Value".

  You may also make full and partial withdrawals to the same extent as a Contract Owner who has allocated Accumulated Value to the Variable Accounts. See "Full and Partial Withdrawals". In addition, to the same extent as Contract Owners with Accumulated Value in the Variable Accounts, the Owner of a Contract used in connection with a Qualified Plan under Section 401 and 403(b) of the Internal Revenue Code may obtain a loan. See "Loans".

PAYMENTS FROM THE FIXED ACCOUNT

  Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by us. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by us.

                            MORE ABOUT THE CONTRACT

OWNERSHIP

  The Contract Owner is the individual named as such in the application or in any later change shown in our records. While the Annuitant is living, the Contract Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or Pacific Mutual Life allows.

  Joint Owners. Joint Owners are permitted only for Contracts issued in connection with Non-Qualified Plans. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

  Contingent Owner. A Contingent Owner, if named in the application, succeeds to the rights of Owner if the Owner dies before the Annuitant during the Accumulation Period.

DESIGNATION AND CHANGE OF BENEFICIARY

  The Beneficiary is the individual named as such in the application or any later change shown in our records. You may change the Beneficiary at any time during the life of the Annuitant while the Contract is in force by written request to us. The change will not be binding on us until it is received and recorded. The change will be effective as of the date the notice is properly signed subject to any payments made or other actions taken by us before the properly signed notice is received and recorded. A Contingent Beneficiary may be designated. You may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

  Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions on the beneficiary designation.

PAYMENTS FROM THE SEPARATE ACCOUNT

  We ordinarily will pay any full or partial withdrawal benefit or death benefit proceeds from Accumulated Value allocated to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days from the Valuation Date on which a proper request is received by us or, if sooner, other period required by law. However, we can postpone the calculation or payment of such a payment or transfer of amounts from the Variable Accounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or
(ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

  We may require proof of age or survival of any person on whose life annuity payments depend.

LOANS

  An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 401 or 403(b) of the Internal Revenue Code (but not
Section 408) may request a loan, provided that loans are permitted by the Participant's Plan, from us using his or her Accumulated Value as the only security for the loan by submitting a proper written request to us. No other Contract Owners may borrow against the Contract. A loan may be taken by eligible Contract Owners after the first Contract Year while the Annuitant is living and before the Annuity Start Date. The minimum loan that can be taken at any time is $1,000. For Contracts with Accumulated Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is 50% of your Accumulated Value. For Contracts with

Accumulated Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made or
(2) 50% of your Accumulated Value. Reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

  When an eligible Owner takes a loan, an amount equal to the loan is transferred out of the Owner's Accumulated Value in the Investment Options into an account called the "Loan Account" to secure the loan. Unless otherwise requested by you, loan amounts will be deducted from the Investment Options in the proportion that each bears to the Accumulated Value less Contract Debt. Subject to any necessary approval of state insurance authorities, any payment received by us while a loan is outstanding will be considered a premium payment unless you indicate that it is a loan repayment.

  Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. Subject to state insurance authorities, the loan interest rate will be set at the time loan is made and will be equal to the higher of Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc., or its successor, for the calendar month immediately preceding the calendar quarter in which the loan is effective, or 5%. The loan interest rate charged on any outstanding loan balance will be determined at the time the loan is taken.

  In the event that the Moody's Corporate Bond Yield Average-Monthly Average Corporates is no longer published, we will use a substantially similar average as established by regulation within the state in which the Contract is delivered. We will credit interest monthly on amounts held in the Loan Account to secure the loan at a rate equal to the loan interest rate charged minus 1.75%. Interest on a loan is accrued daily.

  Loans must be repaid within five years (30 years if you certify to us that the loan is to be used to acquire a principal residence for the Annuitant) and before the Annuity Start Date. Loan repayments must be made quarterly. Loans not repaid within the required time periods will be subject to taxation as distributions from the Contract. Loans may be prepaid at any time before the Annuity Start Date. Subject to any necessary approval of state insurance authorities, repayments of loan principal plus accrued interest will be due quarterly on the date corresponding to your quarterly loan anniversary, beginning with the first such date following the effective date of the loan.


  If the repayment is not made when due, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment. If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest will be withdrawn from the Accumulated Value, if amounts under the Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest will be withdrawn when such values become eligible (a "Deemed Distribution"). In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to federal tax withholding and may be subject to the federal early withdrawal penalty tax.

  If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and any charge for applicable taxes. Any amounts withdrawn and applied as repayment of loan principle will be withdrawn from the Loan Account. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Accumulated Value in each Account.

  Adverse tax consequences may result if you fail to meet the repayments requirements for your loan. The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, WE ADVISE THAT THE CONTRACT OWNER CONSULT WITH A QUALIFIED TAX ADVISER BEFORE EXERCISING THE LOAN PROVISIONS OF THE CONTRACT.

  If a repayment in excess of the quarterly amount due is received by us, to the extent allowed by law we will refund such excess unless the loan is paid in full. Payments received by us which are less than the quarterly amount due will be returned to you, unless otherwise required by law. Prepayment of the entire outstanding Contract Debt may be made. At the time of the prepayment, you will be billed for any interest due and unpaid. The loan will be considered paid when the interest due is also paid.

  Unless otherwise requested by you, a loan repayment will be transferred into the Investment Options in accordance with the most recent premium allocation instructions. In addition, on each Contract Anniversary, any interest earned on the loan balance held in the Loan Account will be transferred to each of the Investment Options in accordance with your most recent premium allocation instructions.

  While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the Current Rate of interest of the Fixed Account on the loaned amount. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal of the Contract proceeds, upon payment of the death benefit or upon your exercise of the Free-Look Right. If you have an outstanding loan that is in default, the defaulted Contract Debt will be counted as a withdrawal for purposes of calculating any Minimum Guaranteed Death Benefit.

  We may change the loan provisions of the Contract to reflect changes in the Internal Revenue Code or interpretations in the Code.

RESTRICTION ON WITHDRAWALS FROM 403(b) PROGRAMS

  Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b) that apply to tax years beginning on or after January 1, 1989.

  Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

  An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) Program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an Employer's Section 403(b) arrangement.

  Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

  Title 8, Section 830.105 of the Texas Government Code restricts withdrawal of contributions and earnings in a variable annuity contract in the Texas Optional Retirement Program (ORP) prior to (1) termination of employment in all Texas public institutions of higher education, (2) retirement, (3) death, or (4) the participant's attainment of age 70 1/2. A participant in the Texas ORP will not, therefore, be entitled to make full or partial withdrawals under a Contract unless one of the foregoing conditions has been satisfied. Appropriate certification must be submitted to redeem the participant's account. Restrictions on withdrawal do not apply to transfers of values from one annuity contract to another during participation in the Texas ORP. Loans are not available in the Texas ORP.

  Currently we do not accept applications for Contracts issued under the Texas ORP.

                              FEDERAL TAX MATTERS

INTRODUCTION

  The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee may depend on our tax status, on the type of retirement plan, if any, for which the Contract is purchased, and upon the tax and employment status of the individuals concerned. The discussion contained herein and in the SAI is general in nature. It is based upon our understanding of the present Federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF PACIFIC MUTUAL LIFE AND THE SEPARATE ACCOUNT

 General

  We are taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of us, we will be responsible for any Federal income taxes that become payable with respect to the income of the Separate Account. However, each Variable Account will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Variable Accounts will be taxed to us to the extent it is applied to increase reserves under the Contracts.

  Under the principles set forth in IRS Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, we believe that we will be treated as the owner of the assets in the Separate Account for Federal income tax purposes.

  The Separate Account will invest its assets in a mutual fund that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

 Diversification Standards

  Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. For details on these diversification requirements, see "What is the Federal Income Tax Status of the Fund" in the Fund's prospectus.

  The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Contract Owner has additional flexibility in allocating premium payments and Contract Values. These differences could result in a Contract Owner being treated as the owner of the Contract's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Contract, as deemed appropriate by us, to attempt to prevent a Contract Owner from being considered the owner of the Contract's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Portfolio will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Portfolio's investment objective or investment policies.

TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS

  Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 36 and "Diversification Standards" above.

  1. Surrenders or Withdrawals Prior to the Annuity Start Date

  Code Section 72 provides that amounts received upon a total or partial surrender or withdrawal from a contract prior to the annuity start date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of premiums paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract. These rules do not apply to amounts received under Qualified Plans pursuant to Section 401 of the Code.

  2. Surrenders or Withdrawals on or after the Annuity Start Date

  Upon receipt of a lump sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

  For fixed annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

  Withholding of Federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies us of that election.

  3. Penalty Tax on Certain Surrenders and Withdrawals

  With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract, or
(vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

  1. Death of Owner Distribution Rules

  In order to be treated as an annuity contract, a contract issued on or after January 19, 1985 must provide the following two distribution rules: (a) if the owner dies on or after the annuity start date, and before the entire interest in the contract has been distributed, the remainder of his interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the annuity start date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. However, such option to annuitize must be elected within 60 days after the date a lump sum death benefit first becomes payable; then the designated recipient will not be treated for tax purposes as having received a lump sum distribution in the tax year it first becomes payable. Rather, in that case, the designated beneficiary will be taxed on the annuity payments as they are received. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner. Designation of a beneficiary who is either 37 1/2 years younger than the contract owner or a grandchild of the contract owner may have Generation Skipping Transfer Tax consequences under Section 2601 of the Code.

  For purposes of determining how generally distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. In the case of joint owners, the Death of Owner Distribution Rules will be applied by treating the death of the first owner as the one to be considered in determining how generally distributions must commence, unless the sole surviving owner is the deceased owner's spouse.

  2. Gift of Annuity Contracts

  Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

  3. Contracts Owned by Non-Natural Persons

  For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the net surrender value less the premium payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. Code Section 457 (deferred compensation) plans for employees of state and local governments and tax-exempt organizations are not within the purview of the exceptions.

  4. Multiple Contract Rule

  For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity start date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

  In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this new rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the annuity start date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

QUALIFIED PLANS

  THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. WE ARE NOT THE ADMINISTRATOR OF ANY QUALIFIED PLAN. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR QUALIFIED TAX ADVISER.

  The Contract may be used with several types of Qualified Plans. Keoghs, individual retirement annuities, Section 403(b) tax sheltered annuities,
Section 457 plans, and pension and profit sharing plans (including Keoghs) will be treated, for purposes of this discussion, as Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contract Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, we may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Retirement Equity Act (REA). Consequently, a Contract Owner's Beneficiary designation or elected payment option may not be enforceable.

  The following are brief descriptions of the various types of Qualified Plans for which the Contract is available:

  1. Individual Retirement Annuities

  Code Section 408 permits eligible individuals to contribute to an individual retirement program known as an "IRA." These IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distribution from certain other types of Qualified Plans may be placed on a tax-deferred basis into an IRA.

  2. Tax-Sheltered Annuities

  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These eligible employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

  3. 401(k) Plans; Pension and Profit Sharing Plans

  Code Sections 401(a) and 401(k) permit employers to establish various types of deferred compensation plans for employees. Such retirement plans may permit the purchase of Contracts to provide benefits thereunder. Contributions to these plans are subject to limitations.

  4. Government Plans

  Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

  Distributions from Qualified Plans are subject to certain restrictions. A 10% penalty tax is imposed on the amount includable in gross income from distributions from Qualified Plans (other than Section 457 plans) before the participant reaches age 59 1/2 and that are not made on account of death or disability with certain exceptions. These exceptions include distributions:
(1) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and a designated beneficiary; and (for other than IRA distributions) (2) made to an employee after termination of employment after reaching age 55; or (3) made to pay for certain medical expenses. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all Qualified Plans (other than Section 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions.

  Distributions from a Qualified Plan (not including an individual retirement annuity subject to Code Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

  The above description of the Federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plan distributions are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contract Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan. We are not the Administrator of your Qualified Plan. You should also consult with your tax advisor and/or administrator before you withdraw any portion of your Contract's Accumulated Value.

CHARGE FOR OUR INCOME TAXES

  A charge may be made for any federal taxes incurred by us that are attributable to the Variable Accounts or to our operations with respect to the Contracts or attributable to payment or premiums or acquisition costs under the Contracts. We will review the question of a charge to the Variable Accounts or the Contracts for our federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of us or of income and expenses under the Contracts is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in our tax status.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Variable Accounts for such taxes, if any, attributable to the Variable Accounts.

                               OTHER INFORMATION

VOTING OF FUND SHARES

  We are the legal owner of the shares of the Fund held by the Variable Accounts of the Separate Account. In accordance with its view of present applicable law, we will exercise voting rights attributable to the shares of each Portfolio of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the 1940 Act. Pacific Mutual will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

  The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of Fund shares of a particular Portfolio as to which voting instructions may be given to us is determined by dividing a Contract Owner's Accumulated Value in a Variable Account on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, we reserve the right to determine in a different fashion the voting rights attributable to the shares of the Fund. Voting instructions may be cast in person or by proxy.

  Voting rights attributable to the Contract Owner's Accumulated Value in a Variable Account for which no timely voting instructions are received will be voted by us in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Variable Account. We will also exercise the voting rights from assets in each Variable Account that are not otherwise attributable to Contract Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Variable Account. If we hold shares of a Portfolio in our General Account, and/or if any of our non-insurance subsidiaries hold shares of a Portfolio, such shares will be voted in the same proportion as votes cast by the Separate Account and other separate accounts of ours, in the aggregate.

SUBSTITUTION OF INVESTMENTS

  We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Portfolios of the Fund should no longer be available for investment, or if, in the judgment of our management, further investment in shares of any or all Portfolios of the Fund should become inappropriate in view of the purposes of the Contract, we may substitute shares of another Portfolio of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. We may also purchase, through the Variable Account, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

  In connection with a substitution of any shares attributable to an Owner's interest in a Variable Account or the Separate Account, we will provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators, to the extent required under applicable law.

  We also reserve the right to establish additional Variable Accounts of the Separate Account that would invest in a new Portfolio of the Fund or in shares of another investment company, a portfolio thereof, or other suitable investment vehicle. New Variable Accounts may be established in our sole discretion, and any new Variable Account will be made available to existing Owners on a basis to be determined by Pacific Mutual. We may also eliminate or combine one or more Variable Accounts if, in our sole discretion, marketing, tax, or investment conditions so warrant.

  Subject to compliance with applicable law, we may transfer assets to the General Account. We also reserve the right, subject to any required regulatory approvals, to transfer assets of any Variable Account of the Separate Account to another separate account or Variable Account.

  In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of ours or an affiliate of ours. Subject to compliance with applicable law, we also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

  We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any Federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. We also reserve the right to limit the amount and frequency of subsequent premium payments.

REPORTS TO OWNERS

  A statement will be sent quarterly to each Contract Owner setting forth a summary of the transactions that occurred during the quarter, and indicating the Accumulated Value, Full Withdrawal Value, and any Contract Debt as of the end of each quarter. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will also be sent out upon unscheduled premium payments and transfers, loans, loan repayments, and full and unscheduled partial withdrawals, and on payment of death benefit proceeds. Confirmation of your transactions under the pre-authorized checking plan, dollar cost averaging, portfolio rebalancing and preauthorized withdrawal options will appear on your quarterly account statements. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction appeared. When you write, tell us your name, contract number and description of the error.

  Each Contract Owner will also receive an Annual report containing financial statements for the Separate Account and the Fund, the latter of which will include a list of the portfolio securities of the Fund, as required by the 1940 Act, and/or such other reports as may be required by Federal securities laws.

TELEPHONE TRANSFER PRIVILEGES

  You may request a transfer of Accumulated Value by telephone if an authorization for telephone requests ("telephone authorization") is on file with us. All or part of any telephone conversation with respect to transfer instructions may be recorded by us. Telephone instructions received by us by 1:00 P.M. Pacific time, or the close of the New York Stock Exchange, if earlier, on any Valuation Date will be effected as of the end of that

Valuation Date in accordance with your instructions, (presuming that the Free-Look Period has expired). We reserve the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers by telephone and would have to submit written requests.

  We have established procedures to confirm that instructions communicated by telephone are genuine. Under the procedures, any person requesting a transfer by telephone must provide certain personal identification as requested by us, and we will send a written confirmation of all transfers requested by telephone within 7 days of the transfer. Upon request in writing for telephone authorization, you authorize us to accept and act upon telephonic instructions for transfers involving your Contract, and agree that neither we, any of our affiliates, nor Pacific Select Fund, nor any of the directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorneys fees) arising out of any requests effected in accordance with the telephone authorization and believed by us to be genuine, provided that we have complied with our procedures. As a result of this policy on telephone requests, you will bear the risk of loss arising from the telephone transfer privileges.

LEGAL PROCEEDINGS

  There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

  Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, our authority to issue the Contracts under California law, and the validity of the forms of the Contracts under California law have been passed upon by David R. Carmichael, Esq., Senior Vice President and General Counsel of Pacific Mutual Life.

  Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return and of the usage of performance and other related information for the Variable Accounts, see the Statement of Additional Information.

  We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.

                            ADDITIONAL INFORMATION

REGISTRATION STATEMENT

  A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

FINANCIAL STATEMENTS

  Audited financial statements of the Separate Account as of December 31, 1996 and for each of the two years then ended, are incorporated by reference in the SAI from the Annual Report of the Separate Account dated as of December 31, 1996. Audited consolidated financial statements of Pacific Mutual Life as of December 31, 1996 and 1995, and for the three years ended December 31, 1996, are contained in the SAI.

                      STATEMENT OF ADDITIONAL INFORMATION

  The Statement of Additional Information contains more specific information and financial statements relating to us. The Table of Contents of the Statement of Additional Information is set forth below:

                               TABLE OF CONTENTS

   GENERAL INFORMATION AND HISTORY..........................................   1
     Dollar Cost Averaging..................................................   1
     Portfolio Rebalancing Option...........................................   2
     Safekeeping of Assets..................................................   2
     Dividends..............................................................   2
     Misstatements..........................................................   2
   DISTRIBUTION OF THE CONTRACT.............................................   2
   PERFORMANCE INFORMATION..................................................   3
   TAX DEFERRED ACCUMULATION................................................   7
   FINANCIAL STATEMENTS.....................................................   9

                                   APPENDIX

                 EXAMPLES OF CONTINGENT DEFERRED SALES CHARGE

  The following examples illustrate the operation of the contingent deferred sales charge.

EXAMPLE 1:

  A Contract Owner makes a single premium payment of $10,000 in the first Contract Year and the Contract's Accumulated Value grows to $15,000 in the fifth Contract Year. A partial withdrawal of $11,000 is requested at that time and no prior withdrawals have been made.

     BASIS OF CHARGE   RATE OF CHARGE                    EXPLANATION
     ---------------   --------------                    -----------
         $1,000              0%       10% free withdrawal amount on premium Age 5--No
                                       charge imposed.
          9,000              3%       Applied against remaining premium Age 5.
          1,000              0%       No charge imposed on an amount in excess of ag-
                                       gregate premiums received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $270.

EXAMPLE 2:

  A Contract Owner makes an initial premium payment of $5,000 in the first Contract Year, and subsequent premium payments of $2,000 in the second, third, and fourth Contract Years for total premiums of $11,000, and the Contract's Accumulated Value has grown to $17,000 in the sixth Contract Year. A withdrawal of $12,000 is requested in the sixth Contract Year and no prior withdrawals have been made.

     BASIS OF CHARGE   RATE OF CHARGE                    EXPLANATION
     ---------------   --------------                    -----------
         $5,000              0%       Applied against premiums Age 6--No charge im-
                                       posed.
            600              0%       10% free withdrawal amount applied against pre-
                                       mium Age 5.
          1,400              3%       Applied against remaining premium Age 5.
          2,000              4%       Applied against premium Age 4.
          2,000              5%       Applied against premium Age 3.
          1,000              0%       No charge imposed on an amount in excess of ag-
                                       gregate premium received in last 5 Contract
                                       Years.

  The contingent deferred sales charge would be $222.

EXAMPLE 3:

  A Contract Owner makes a single premium payment of $12,000 and has received four quarterly scheduled withdrawals of $200 in the second Contract Year. An unscheduled partial withdrawal was also made of $500 after the third scheduled withdrawal.

     BASIS OF CHARGE   RATE OF CHARGE                    EXPLANATION
     ---------------   --------------                    -----------
          $200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           200                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           500                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                0%      10% free withdrawal amount on premium Age 2--No
                                       charge imposed.
           100                6%      Applied against premium Age 2.

  The contingent deferred sales charge would be $6.

  To receive a current copy of the Pacific Select Variable Annuity Statement of Additional Information without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Mutual Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________________

Address ______________________________

City__________________________________  State____________________  Zip_________



PH02/53003.29                                                         [BAR CODE]

                   [LOGO OF PACIFIC SELECT VARIABLE ANNUITY]

               Issued By:                        Principal Underwriter:


 Pacific Mutual Life Insurance Company     Pacific Mutual Distributors, Inc.
        700 Newport Center Drive                   Member: NASD/SIPC
             P.O. Box 9000                      700 Newport Center Drive
    Newport Beach, California 92660                  P.O. Box 9000
                                            Newport Beach, California 92660

Prospectus dated May 1, 1997

                                 Sponsored by:

                         [LOGO OF PACIFIC MUTUAL LIFE]

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                                  Home Office

                            700 NEWPORT CENTER DRIVE
                            NEWPORT BEACH, CA 92660
                                 1-800-722-2333

                                Mailing Address

                          VARIABLE ANNUITY DEPARTMENT
                                 P.O. BOX 7187
                        PASADENA, CALIFORNIA 91109-7187

                                Distributed by:

                         [LOGO OF PACIFIC MUTUAL LIFE]

                       Pacific Mutual Distributors, Inc.
                               MEMBER NASD & SIPC
                         700 NEWPORT CENTER DRIVE, NB-3
                            NEWPORT BEACH, CA 92660
                                 1-800-800-7681

FORM NO. 249-7A

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                        PACIFIC SELECT VARIABLE ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATE: MAY 1, 1997

                               ----------------

               INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ACCUMULATION
                           DEFERRED ANNUITY CONTRACT

                               ----------------

                                   ISSUED BY
                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                                1-800-722-2333

                               MAILING ADDRESS:
                          VARIABLE ANNUITY DEPARTMENT
                                 P.O. BOX 7187
                     NEWPORT BEACH, CALIFORNIA 91109-7187

                               ----------------

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated May 1, 1997 of the Pacific Select Variable Annuity Separate Account ("the Separate Account") of Pacific Mutual Life Insurance Company and has been filed with the Securities and Exchange Commission as part of the Separate Account's Registration Statement. This SAI is not itself a prospectus and should be read in conjunction with the current Prospectus for Pacific Select Variable Annuity Separate Account dated May 1, 1997. The Prospectus may be obtained from Pacific Mutual Life Insurance Company.

  The contents of this SAI are incorporated by reference in the Prospectus in their entirety.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY............................................   1
  Dollar Cost Averaging Option.............................................   1
  Portfolio Rebalancing Option.............................................   2
  Safekeeping of Assets....................................................   2
  Dividends................................................................   2
  Misstatements............................................................   2
DISTRIBUTION OF THE CONTRACT...............................................   2
PERFORMANCE INFORMATION....................................................   3
TAX DEFERRED ACCUMULATION..................................................   7
FINANCIAL STATEMENTS.......................................................   9

                        GENERAL INFORMATION AND HISTORY

  For a description of the Individual Flexible Premium Variable Accumulation Deferred Annuity Contract (the "Contract"), Pacific Mutual Life, and the Pacific Select Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This SAI contains information that supplements the information in the Prospectus. Defined terms used in this SAI have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

DOLLAR COST AVERAGING OPTION

  We currently offer an option under which Contract Owners may dollar cost average their allocations in the Variable Accounts under the Contract by authorizing us to make periodic allocations of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts, subject to the limitation on the Growth Variable Account.

  Contract Owners may authorize us to make periodic allocations from the Fixed Account to one or more Variable Accounts. Dollar Cost Averaging allocations may not be made from the Fixed Account and a Variable Account at the same time.

  You may request Dollar Cost Averaging by sending a proper request to us. You must designate the Variable Account or Fixed Account from which the transfers will be made, the specific dollar amounts or percentages to be transferred, the Variable Account or Accounts to which the transfers will be made, the desired frequency of the transfer, which may be on a monthly, quarterly, semi-annual, or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

  To elect the Dollar Cost Averaging Option, the Accumulated Value in the Variable Account from which the Dollar Cost Averaging transfers will be made must be at least $5,000. The Dollar Cost Averaging request will not be considered complete until the Contract Owner's Accumulated Value in the Variable Account from which the transfers will be made is at least $5,000. After we have received a Dollar Cost Averaging request in proper form, we will transfer Accumulated Value in amounts designated by you from the Variable Account or Fixed Account from which transfers are to be made to the Variable Account or Accounts you have chosen. (The minimum amount or percentages that may be transferred to any one Variable Account is $50). After the Free-Look Period, the first transfer will be effected on the Contract's Monthly, Quarterly, Semi-Annual, or Annual Anniversary, whichever corresponds to the period selected by you, coincident with or next following receipt by us of a Dollar Cost Averaging request in proper form, and subsequent transfers will be effected on the following Monthly, Quarterly, Semi-Annual, or Annual Anniversary for so long as designated by the Contract Owner until the total amount elected has been transferred, or until Accumulated Value in the Fixed Account or Variable Account from which transfers are made has been depleted. Amounts periodically transferred under this Option will not be subject to any transfer charges that may be imposed by us in the future, except as may be required by applicable law.

  You may instruct us at any time to terminate the option. In that event, the Accumulated Value in the Variable Account or Fixed Account from which transfers were being made that has not been transferred will remain in that Account unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account or Fixed Account has been depleted, or after the Dollar Cost Averaging Option has been cancelled, a new Dollar Cost Averaging request must be sent to us. The Variable Account from which transfers are to be made must meet the minimum amount of Accumulated Value requirement. We may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

PORTFOLIO REBALANCING OPTION

  Portfolio rebalancing allows Contract Owners who are not currently Dollar Cost Averaging, to maintain the percentage of Accumulated Value allocated to each Variable Investment Option at a pre-set level during the Accumulation Period. For example, you could specify that 30% of the Contract's Accumulated Value be allocated to the Equity Index Variable Account, 40% in the Managed Variable Account, and 30% in the Growth LT Variable Account. Over time, the variations in each Variable Account's investment results will shift this balance of your Accumulated Value in the Contract. If you elect the portfolio rebalancing feature, we will automatically transfer the Accumulated Value back to the percentages you specified.

  You may request portfolio rebalancing by sending a proper written request to us during the Accumulation Period. You must designate the percentages to allocate to each Variable Account and the desired frequency of rebalancing, which may be on a quarterly, semi-annual or annual basis. You may specify a date for the first rebalance, or we will treat the request as if you selected the request's effective date. If you specify a date fewer than 30 days after the Contract Date, the first rebalance will be delayed one month, and if rebalancing was requested on the application with no specific date, rebalancing will occur one period after the Contract Date. You may instruct us at any time to terminate the portfolio rebalancing option by written request. We may change, terminate or suspend the portfolio rebalancing feature at any time.

SAFEKEEPING OF ASSETS

  We are responsible for the safekeeping of the assets of the Variable Accounts. These assets are held separate and apart from the assets of our general account and our other separate accounts.

DIVIDENDS

  The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to the Contract's Accumulated Value. If no election is made by you, the dividend will be added to the Accumulated Value. We will allocate any dividend to Accumulated Value in accordance with your most recent premium allocation instructions, unless instructed. You should consult with your tax adviser before making an election.

MISSTATEMENTS

  If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by us under the Contract shall be such as the Accumulated Value would have provided for the correct Age or sex (unless unisex rates apply).

                         DISTRIBUTION OF THE CONTRACT

PACIFIC MUTUAL DISTRIBUTORS, INC.

  Pacific Mutual Distributors, Inc. ("PMD") an indirect wholly-owned subsidiary of ours, acts as the principal underwriter (distributor) of the Contracts and offers the Contracts on a continuous basis. PMD is registered as a broker-dealer, with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a distribution agreement. We and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

  The aggregate amount of underwriting commissions paid to PMD for 1996, 1995, and 1994 was $60,122,455, $27,712,281 and $6,999,408, respectively, of which
$0 was retained. Broker-dealers may choose one of two compensation structures for sales of the Contracts or may permit their registered representatives to choose on a Contract-by-Contract basis.

                            PERFORMANCE INFORMATION

  Performance information for the Variable Accounts of the Separate Account, including the yield and effective yield of the Variable Account investing in the Fund's Money Market Portfolio ("Money Market Variable Account"), the yield of the remaining Variable Accounts, and the total return of all Variable Accounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

  Current yield for the Money Market Variable Account will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of the Variable Account's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

  Effective Yield = [(Base Period Return + 1) (To the power of 365/7)] - 1

  Quotations of yield for the remaining Variable Accounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

      YIELD = 2[(a-b + 1)/6/ - 1]
                 ---
                 cd

  where
      a= net investment income earned during the period by the Portfolio attributable to shares owned by the Variable Account,
      b= expenses accrued for the period (net of reimbursements), c= the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and
      d= the maximum offering price per Accumulation Unit on the last day of the period.

  Quotations of average annual total return for any Variable Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Variable Account), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Performance information for Variable Accounts may also be advertised based on the historical performance of the Fund Portfolio underlying the Variable Account for periods beginning prior to the date each Variable Account commenced operations. Any such performance calculation will be based on the assumption that the Variable Account corresponding to the applicable Fund Portfolio was in existence throughout the stated period and that the contractual charges and expenses of the Variable Account during that period were equal to those currently assessed under the Contract. Quotations of total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, the administrative charge, and the maintenance fee.

  Performance information for a Variable Account may be compared, in reports and promotional literature, to the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Lehman Brothers Government Bond Index, the Salomon Brothers High Yield Bond Indexes, the Morgan Stanley Capital International's EAFE Index or other indices that measure performance of a pertinent group of securities so that investors may compare a Variable Account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security.

Performance information may also be compared to (i) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Variable Account reflects only the performance of a hypothetical Contract under which an Owner's Accumulated Value is allocated to a Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Fund in which the Variable Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and promotional literature may also contain other information including (i) the ranking of any Variable Account derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Variable Account's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) our rating or a rating of our claims paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

  The following table presents the annualized total return for each Variable Account, for the periods ended December 31, 1996 and for the period from each such Variable Account's commencement of operations through December 31, 1996. The table is based on a Contract for which the average initial premium is approximately $45,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses. The information presented also includes data representing unmanaged market indices.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                                       SINCE
                             1 YEAR        3 YEARS**     5 YEARS**     10 YEARS**   INCEPTION**
                          -------------  ------------- ------------- -------------- -------------
VARIABLE ACCOUNTS           AV     FWV     AV     FWV    AV     FWV     AV     FWV   AV      FWV
-----------------         ------  -----  ------- ----- ------- ----- -------- ----- -----   -----
Money Market 7/24/90*...   3.54   (1.86)   3.27   1.85   2.53   2.03                 3.03    3.03
High Yield Bond
 8/16/90*...............   9.69    4.29    8.34   7.05  11.63  11.28                11.85   11.84
Managed Bond 9/5/90*....   2.73   (2.67)   4.34   2.94   6.02   5.59                 8.11    8.11
Government Securities
 8/22/90*...............   1.44   (3.96)   3.56   2.15   5.16   4.71                 7.39    7.39
Aggressive Equity
 4/1/96*................                                                             6.76+   1.31+
Growth 8/16/90*.........  21.82   16.42   10.01   8.76  13.73  13.41                14.75   14.75
Growth LT 1/4/94*.......  16.16   10.76                                             20.55   19.49
Equity Income 8/16/90*..  17.70   12.30   14.50  13.34  10.72  10.36                12.61   12.61
Multi-Strategy 9/25/90*.  10.92    5.52    9.95   8.70   8.30   7.90                11.16   11.16
Equity 1/4/95*..........  26.18   20.78   13.84  12.67  12.08  11.73  11.51   11.51 13.16   13.16
Bond and Income 1/4/95*.  (2.25)  (7.65)   5.18   3.80   7.85   7.44   7.82    7.82 10.61   10.61
Equity Index 2/11/91*...  20.59   15.19   17.46  16.37  13.00  12.67                13.47   13.47
International 8/16/90*..  20.13   14.73    9.93   8.86   8.65   8.26                 6.42    6.42
Emerging Markets
 4/1/96*................                                                            (4.24)+ (9.69)+
MAJOR INDICES             1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------             ------         -------       -------       --------
EAFE....................   6.04            8.32          8.15          8.42
First Boston High Yield
 Bond...................  12.42            9.33         12.63         11.48
LB Aggregate............   3.61            6.02          7.03          8.47
LBG/Bond................   2.77            5.53          6.87          8.13
LBG/C Bond..............   2.91            5.79          7.18          8.38
LBG/C LT Bond...........   0.13            6.52          8.79          9.44
Russell 2500............  19.03           15.76         16.00         13.87
Russell 2000............  16.49           13.68         15.64         12.41
MSCI Emerging Markets
 Free...................  (0.20)          (2.34)        12.65
S & P 500...............  22.96           19.68         15.22         15.29

--------
* Date Variable Account commenced operations.
** The performance of the Equity Income, Multi-Strategy and International
   Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J.P. Morgan Investment Management, Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolio and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio; prior to 1/1/94, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Performance of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of predecessor portfolios of Pacific Corinthian Variable Fund, which began their first full year of operations January 1, 1984 and were acquired by the Fund on December 31, 1994.
 + Returns for the Aggressive Equity and Emerging Markets Variable Accounts are total returns from April 1, 1996.

  In order to help you understand how investment performance can affect your Variable Account Accumulated Value, we are including performance information based on the historical performance of the Portfolios of the Fund. The information presented also includes data representing unmanaged market indices.

  The following table represents what the performance of the Variable Accounts would have been if the Variable Accounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio and April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolio). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Variable Accounts had not commenced operations until July 24, 1990 or later, as indicated in the chart above, however, and because the Contracts were not available during this period; THESE ARE NOT ACTUAL PERFORMANCE NUMBERS FOR THE VARIABLE ACCOUNTS OR FOR THE CONTRACT. These are hypothetical total return numbers that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract. The Accumulated Value (AV) reflects the deduction for all contractual expenses except the contingent deferred sales charge. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses. Any charge for premium taxes and/or other taxes are not reflected in these data, and reflection of the annual Maintenance Fee assumes an average Contract size of $45,000.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                                      SINCE
                            1 YEAR        3 YEARS*      5 YEARS*      10 YEARS*    INCEPTION*
                         -------------  ------------- ------------- -------------- -------------
VARIABLE ACCOUNTS          AV     FWV     AV     FWV    AV     FWV     AV     FWV   AV      FWV
-----------------        ------  -----  ------- ----- ------- ----- -------- ----- -----   -----
Money Market............  3.54   (1.86)   3.27   1.85   2.53   2.03                 3.86    3.85
High Yield Bond.........  9.69    4.29    8.34   7.05  11.63  11.28                 9.75    9.75
Managed Bond............  2.73   (2.67)   4.34   2.94   6.02   5.59                 7.87    7.86
Government Securities...  1.44   (3.96)   3.56   2.15   5.16   4.71                 7.21    7.20
Aggressive Equity.......                                                            6.76+   1.31+
Growth.................. 21.82   16.42   10.01   8.76  13.73  13.41                13.89   13.89
Growth LT............... 16.16   10.76                                             20.53   19.47
Equity Income........... 17.70   12.30   14.50  13.34  10.72  10.36                11.56   11.55
Multi-Strategy.......... 10.92    5.52    9.95   8.70   8.30   7.90                 9.54    9.53
Equity.................. 26.18   20.78   13.84  12.67  12.08  11.73  11.51   11.51 13.16   13.16
Bond and Income......... (2.25)  (7.65)   5.18   3.80   7.85   7.44   7.82    7.82 10.61   10.61
Equity Index............ 20.59   15.19   17.46  16.37  13.00  12.67                14.87   14.86
International........... 20.13   14.73    9.93   8.86   8.65   8.26                 7.72    7.71
Emerging Markets........                                                           (4.24)+ (9.69)+
MAJOR INDICES            1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------            ------         -------       -------       --------
EAFE....................  6.04            8.32          8.15          8.42
First Boston High Yield
 Bond................... 12.42            9.33         12.63         11.48
LB Aggregate............  3.61            6.02          7.03          8.47
LBG/Bond................  2.77            5.53          6.87          8.13
LBG/C Bond..............  2.91            5.79          7.18          8.38
LBG/C LT Bond...........  0.13            6.52          8.79          9.44
Russell 2500............ 19.03            5.76         16.00         13.87
Russell 2000............ 16.49           13.68         15.64         12.41
MSCI Emerging Markets
 Free................... (0.20)          (2.34)        12.65
S&P 500................. 22.96           19.68         15.22         15.29

--------
* The performance of the Equity Income, Multi-Strategy and International Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J.P. Morgan Investment Management, Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios and Templeton Investment Counsel, Inc. became the Portfolio Manager of the International Portfolio; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed.
+ Returns for the Aggressive Equity and Emerging Markets Variable Accounts are total returns from April 1, 1996.

                           TAX DEFERRED ACCUMULATION

  In general, individuals who own annuity contracts are not taxed on increases in the value under an annuity contract until some form of distribution is made under the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract versus accumulation from an investment on which gains are taxed on a current basis. The chart portrays accumulation of a $10,000 premium or investment, assuming hypothetical gross annual rates of return of 0%, 4% and 8%, compounded annually, and a tax bracket of 36%. Values for the taxable investment are presented with the assumption that annual taxes are paid from returns of the investment and they do not reflect the deduction of any management fees or other expenses. The values shown for the variable annuity do not reflect the deduction of contractual expenses, such as the Mortality and Expense Risk Charge (equal to an annual rate of 1.25% of each Variable Account's average daily net assets), the monthly Administrative Charge (equal to an annual rate of 0.15% of each Variable Account's Accumulated Value), the annual Maintenance Fee of $30, any Transfer Fee (equal to $10.00 per transfer for the thirteenth and subsequent transfers occurring during a Contract year), or Premium Tax Charge or the investment advisory fees and operating expenses of the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 6% of the amount withdrawn attributable to premium payments that are two years old or less, 5% of the amount withdrawn attributable to premium payments that are three years old, 4% of the amount withdrawn attributable to premium payments that are four years old, 3% of the amount withdrawn attributable to premium payments that are five years old, and 0% of the amount withdrawn attributable to premium payments that are six years old or older. Each premium payment is considered one year old in the Contract year it is received by us and increases in Age by one on each Contract Anniversary. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract year do not exceed 10% of the sum of your premium payments paid up to the date of the withdrawal, plus premium paid in the previous four Contract years. If these expenses were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the periods shown. The chart assumes a full withdrawal, at the end of the periods shown, of all Accumulated Value and the payment of taxes at the 36% tax rate on the amount in excess of the Premium Payments.

  The rates of returns illustrated are hypothetical and are not a guarantee of performance. Tax rates may vary for different taxpayers from the 36% used in the chart, which would result in different values than those shown on the chart and withdrawals and surrenders by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL

   $10,000 investment at annual rates of 0.00%, 4.00% and 8.00%, taxed @ 36%


                  Taxable          Tax-Deferred
                 Investment         Investment
                 ----------        ------------
19 Years
  0%             $10,000.00        $10,000.00
  4%             $12,875.97        $13,073.56
  8%             $16,476.07        $17,417.12

20 Years
  0%             $10,000.00        $10,000.00
  4%             $16,579.07        $17,623.19
  8%             $27,146.07        $33,430.13
30 Years
  0%             $10,000.00        $10,000.00
  4%             $21,347.17        $24,357.74
  8%             $44,726.05        $68,001.00

                             FINANCIAL STATEMENTS

  Audited financial statements of the Separate Account as of December 31, 1996 and for each of the two years then ended, are incorporated by reference in this SAI from the Annual Report of the Separate Account dated as of December 31, 1996.

  The consolidated financial statements of Pacific Mutual Life as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 are set forth herein, starting on page 10. The financial statements of Pacific Mutual Life which are included in this SAI should be considered only as bearing on the ability of Pacific Mutual Life to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

    INDEPENDENT AUDITORS' REPORT
    ----------------------------

    Pacific Mutual Life Insurance Company and Subsidiaries:

    We have audited the accompanying consolidated statements of financial position of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the consolidated financial statements, the Company has adopted all applicable generally accepted accounting principles relating to mutual life insurance companies for all periods presented.


    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 22, 1997

             Pacific Mutual Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                               December 31,
                                                              1996      1995
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at fair value:
    Fixed maturity securities                               $12,193.8 $11,359.2
    Equity securities                                           260.8     218.5
  Short-term investments                                         66.1     103.3
  Mortgage loans                                              1,477.3   1,346.2
  Real estate                                                   280.0     288.6
  Policy loans                                                3,131.8   2,793.3
  Other investments                                             208.0     214.6
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            17,617.8  16,323.7
Cash and cash equivalents                                       109.0     286.1
Deferred policy acquisition costs                               531.5     391.1
Accrued investment income                                       202.5     198.8
Other assets                                                    462.4     416.5
Separate account assets                                       8,142.1   5,686.9
-------------------------------------------------------------------------------
TOTAL ASSETS                                                $27,065.3 $23,303.1
-------------------------------------------------------------------------------
LIABILITIES AND EQUITY
Liabilities:
  Universal life, annuity and other investment contract de-
   posits                                                   $13,877.4 $12,719.4
  Future policy benefits                                      2,442.0   2,378.9
  Policyholders' dividends payable                               64.5      65.3
  Borrowings                                                    120.5      83.0
  Surplus notes                                                 149.6     149.6
  Other liabilities                                             572.0     586.6
  Separate account liabilities                                8,142.1   5,686.9
-------------------------------------------------------------------------------
Total Liabilities                                            25,368.1  21,669.7
-------------------------------------------------------------------------------
Commitments and contingencies
Equity:
  Retained earnings                                           1,318.0   1,151.4
  Unrealized gain on available for sale securities, net         379.2     482.0
-------------------------------------------------------------------------------
Total Equity                                                  1,697.2   1,633.4
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $27,065.3 $23,303.1
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF OPERATIONS AND EQUITY

                                                    Years Ended December 31,
                                                     1996      1995     1994
-------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Insurance premiums                                 $  465.4  $  458.5 $  455.9
Policy fees from universal life, annuity and
 other investment contract deposits                   348.6     309.0    280.0
Net investment income                               1,063.0   1,022.3    933.6
Net realized capital gains (losses)                    68.3      77.6     (2.1)
Investment management fees                             14.1      12.9    144.6
Other income                                          188.6     139.4    203.6
-------------------------------------------------------------------------------
TOTAL REVENUES                                      2,148.0   2,019.7  2,015.6
-------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                   653.2     654.2    638.6
Policy benefits paid or provided                      664.7     668.5    590.2
Commission expenses                                   199.8     167.8    139.9
Operating expenses                                    350.0     308.3    433.8
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                         1,867.7   1,798.8  1,802.5
-------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES              280.3     220.9    213.1
Provision for income taxes                            113.7      86.1    111.7
-------------------------------------------------------------------------------
NET INCOME                                            166.6     134.8    101.4
Equity, beginning of year                           1,633.4     809.3    942.8
Change in unrealized gain (loss) on available for
 sale securities, net                                (102.8)    689.3   (234.9)
-------------------------------------------------------------------------------
EQUITY, END OF YEAR                                $1,697.2  $1,633.4 $  809.3
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1996       1995       1994
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   166.6  $   134.8  $   101.4
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                      (1.4)     (30.4)     (28.3)
  Deferred income taxes                             (49.7)     (30.3)      26.2
  Net realized capital (gains) losses               (68.3)     (77.6)       2.1
  Deferred policy acquisition costs                (140.4)      48.8     (126.5)
  Interest credited to universal life, annuity
   and other investment contract deposits           653.2      654.2      638.6
  Change in accrued investment income                (3.7)     (16.1)      28.5
  Change in future policy benefits                   63.1       89.3       48.7
  Change in policyholders' dividends payable         (0.8)      (0.5)      (0.2)
  Change in other assets and liabilities            169.7      172.9      (51.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           788.3      945.1      639.3
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
  Purchases                                      (4,525.0)  (3,001.3)  (4,376.9)
  Sales                                           2,511.0    1,940.3    2,690.3
  Maturities and repayments                       1,184.7      926.9    1,220.4
Held to maturity securities:
  Purchases                                                   (181.9)    (415.0)
  Sales                                                         62.3
  Maturities and repayments                                    111.0      202.2
Repayments of mortgage loans                        220.4      267.7      399.1
Proceeds from sales of mortgage loans and real
 estate                                              14.5       27.4       52.8
Purchases of mortgage loans and real estate        (414.3)    (244.7)    (237.7)
Distributions from partnerships                      78.8       49.0
Change in policy loans                             (338.5)    (389.8)    (349.7)
Change in short-term investments                     37.2      (66.7)     129.0
Other investing activity, net                      (120.1)    (121.1)      15.7
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,351.3)    (620.9)    (669.8)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 Years Ended December 31,
(Continued)                                      1996       1995       1994
-------------------------------------------------------------------------------
                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 2,105.0  $ 1,437.9  $ 1,355.0
  Withdrawals                                   (1,756.6)  (1,774.2)  (1,376.0)
Net change in borrowings                            37.5      (43.8)      36.9
-------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING AC-
 TIVITIES                                          385.9     (380.1)      15.9
-------------------------------------------------------------------------------
Net change in cash and cash equivalents           (177.1)     (55.9)     (14.6)
Cash and cash equivalents, beginning of year       286.1      342.0      356.6
-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR         $   109.0  $   286.1  $   342.0
-------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMA-
 TION
Federal income taxes paid                      $   185.9  $    96.9  $    82.8
Interest paid                                  $    27.2  $    23.3  $    24.1
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual Life") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual Life conducts business in every state except New York.

    Pacific Mutual Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Mutual Life provides a variety of group employee benefits, as well as investment management and advisory services.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Mutual Life and its wholly-owned insurance subsidiaries, Pacific Corinthian Life Insurance Company ("PCL"-
    Note 3), PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Financial Asset Management Corporation ("PFAMCo"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc., Pacific Mezzanine Associates, L.L.C. and MC Associates, LLC. All significant intercompany transactions and balances have been eliminated. Pacific Mutual Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

    On December 21, 1995, Pacific Mutual Life completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual Life. Prior to the reorganization PFAMCo was a wholly-owned, second-tier subsidiary of Pacific Mutual Life. The intermediate company, Pacific Financial Holding Company ("PFHC"), and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual Life which consisted of investments in subsidiaries as follows: PFAMCo, PMD and PM Group.

    ACCOUNTING PRONOUNCEMENTS ADOPTED

    Pacific Mutual Life has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board. SFAS No. 120 and the Interpretation require that mutual life insurance companies and their insurance subsidiaries adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when Pacific Mutual Life issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1996, 1995 and 1994 reflect the effects of implementing SFAS No. 120 and the Interpretation.

    On January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used shall be assessed for recoverability if certain events or changes in circumstances are present. An impairment loss shall be recognized if the carrying amount of

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) the asset exceeds the fair value of the asset. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    On January 1, 1996, the Company also adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that rights acquired to service mortgage loans for others be recognized separately from the mortgage loan asset. SFAS No. 122 also requires that capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights and any impairment should be recognized through a valuation allowance. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. The Company currently plans to adopt SFAS No. 125 beginning on January 1, 1997. The adoption is not expected to have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    INVESTMENTS

    Fixed maturity securities and equity securities are reported at fair value, with unrealized gains and losses, net of deferred income tax and adjustments to related deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial position. Trading securities, which are included in short-term investments, are reported at fair value with unrealized gains and losses included in net realized capital gains (losses) on the accompanying consolidated statements of operations.

    For mortgage-backed securities included in fixed maturity securities the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    In the first and second quarter of 1995, Pacific Mutual Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

    Beginning with the third quarter of 1995, Pacific Mutual Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of the securities at the date of transfer. The fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management has determined that the reclassification of these securities as available for sale was appropriate.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

    Short-term investments are carried at fair value and include all trading securities.

    Derivative financial instruments are carried at fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

    Mortgage loans and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

    On November 15, 1994, PFAMCo and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding General and Limited Partner units of PIMCO Advisors as of December 31, 1996 and 1995. This investment, which is included in other investments on the accompanying consolidated statements of financial position, is accounted for on the equity method.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1996, 1995 and 1994, net amortization of deferred policy acquisition costs included in operating expenses amounted to $70.0 million, $63.3 million and $44.2 million, respectively, on the accompanying consolidated statements of operations and equity.

    PRESENT VALUE OF FUTURE PROFITS

    Included in other assets is $16.1 million and $38.4 million which represents the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL" -Note 3) as of December 31, 1996 and 1995, respectively. The aforementioned future profits are discounted to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) provide an appropriate rate of return and are being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1996, 1995 and 1994 amounted to $24.2 million, $17.1 million and $4.7 million, respectively. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

    UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

    Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies ranged from 4% to 8.4% during 1996, 1995 and 1994.

    The following detail of universal life, annuity and other investment contract deposits is as follows:

                                                December 31,
                                               1996      1995
                                             -------------------
                                                (In Millions)
         Universal life                      $ 7,562.5 $ 6,930.7
         Annuity                               2,459.3   2,426.6
         Other investment contract deposits    3,855.6   3,362.1
                                             -------------------
                                             $13,877.4 $12,719.4
                                             -------------------

    The following detail of universal life, annuity and other investment contract deposits policy fees and interest credited is as follows:

                                               Years Ended December
                                                       31,
                                                1996   1995   1994
                                               --------------------
                                                  (In Millions)
         Policy fees
           Universal life                      $318.4 $292.6 $267.1
           Annuity                               26.6   12.8    9.4
           Other investment contract deposits     3.6    3.6    3.5
                                               --------------------
         Total policy fees                     $348.6 $309.0 $280.0
                                               --------------------
         Interest credited
           Universal life                      $279.3 $258.6 $226.9
           Annuity                              131.9  125.2  120.7
           Other investment contract deposits   242.0  270.4  291.0
                                               --------------------
         Total interest credited               $653.2 $654.2 $638.6
                                               --------------------

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1996, 1995 and 1994. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations and equity are dividends to policyholders.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1996 and 1995, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

    STATE GUARANTY FUND ASSESSMENTS

    Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1996, has accrued in other liabilities on the accompanying consolidated statements of financial position an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

    REVENUES AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Investment management fees are recorded as revenues during the period such services are performed.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations and equity. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations and equity.

    FEDERAL INCOME TAXES

    Pacific Mutual Life is taxed as a life insurance company for Federal income tax purposes and files a consolidated Federal income tax return with all its includable domestic subsidiaries. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policyholders and contract owners.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 5 and 6 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.STATUTORY RESULTS

    The following are reconciliations of statutory surplus and statutory net income for Pacific Mutual Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as equity and net income included in the accompanying consolidated financial statements:

                                                        December 31,
                                                      1996      1995
                                                  ------------------
                                                    (In Millions)
         Statutory surplus                        $  815.2  $  723.2
           Deferred policy acquisition costs         542.0     411.9
           Unrealized gain on available for sale
            securities, net                          379.2     482.0
           Asset valuation reserve                   209.4     191.4
           Deferred income tax                       174.6     129.2
           Subsidiary equity                          60.7      66.0
           Non-admitted assets                        22.8      22.5
           Surplus notes                            (149.6)   (149.6)
           Insurance and annuity reserves           (340.4)   (249.1)
           Other                                     (16.7)      5.9
                                                  ------------------
         Equity as reported herein                $1,697.2  $1,633.4
                                                  ------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  STATUTORY RESULTS (CONTINUED)

                                                Years Ended December 31,
                                                 1996    1995    1994
                                                 ----------------------
                                                   (In Millions)
         Statutory net income                   $113.1  $ 85.1  $ 81.0
           Deferred policy acquisition costs     111.2    76.4    59.4
           Deferred income tax                    70.9    31.5   (27.7)
           Interest maintenance reserve            3.8    12.2    (7.7)
           Net realized gain (loss) on trading
            securities                           (11.6)   13.2    (2.0)
           Earnings of subsidiaries              (33.0)    5.9    20.7
           Insurance and annuity reserves        (91.3)  (95.5)  (28.2)
           Other                                   3.5     6.0     5.9
                                                 ----------------------
         Net income as reported herein          $166.6  $134.8  $101.4
                                                 ----------------------

    RISK-BASED CAPITAL

    Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. As of December 31, 1996 and 1995, the Company's ratios exceeded the minimum risk-based capital requirements.

    DIVIDENDS

    Dividends to Pacific Mutual Life from its insurance subsidiaries are subject to regulatory restrictions and approvals. The maximum amount of dividends that can be paid by PM Group cannot exceed the lesser of 10% of surplus as regards to policyholders, or the net statutory gain from operations, without prior approval from the Insurance Commissioner of the State of Arizona. During 1996, 1995 and 1994, PM Group received approval to pay extraordinary dividends in excess of these limitations. PM Group paid dividends of $25 million, $25 million and $20 million for the years ended December 31, 1996, 1995 and 1994 of which $18 million, $17.2 million and $12.4 million, respectively, were considered extraordinary.

    In accordance with the terms of the rehabilitation agreement (Note 3), PCL is precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends have been paid.

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual Life, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of FCL. In accordance with the five-year rehabilitation agreement, insurance policies of FCL were restructured and substantially all the assets and certain liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement and have been accounted for as a purchase transaction.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated statutory surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. PCL will merge into Pacific Mutual Life, with Pacific Mutual Life as the surviving entity, within thirty days following September 30, 1997, the end of the rehabilitation period.

    In the event PCL is unable to pay contract benefits, Pacific Mutual Life is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

4.  ACQUISITION OF INSURANCE BLOCK OF BUSINESS

    In 1996, Pacific Mutual Life signed a definitive agreement to acquire a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. This block consists of approximately 40,000 policies, having a face amount of $9 billion and reserves of $1.7 billion. This block is primarily non-leveraged COLI. The transaction is expected to close during the first half of 1997.

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     -----------------------------
     As of December 31, 1996:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   297.9   $ 11.2   $  0.3 $   308.8
     Obligations of states, political
      subdivisions and foreign
      governments                          638.1     46.2      1.0     683.3
     Corporate securities                6,848.3    506.3     91.9   7,262.7
     Mortgage-backed and asset-backed
      securities                         3,753.6     98.0     19.4   3,832.2
     Redeemable preferred stock            102.5      6.4      2.1     106.8
                                       -------------------------------------
     Total Fixed Maturity Securities   $11,640.4   $668.1   $114.7 $12,193.8
                                       -------------------------------------
     Equity Securities                 $   229.6   $ 40.8   $  9.6 $   260.8
                                       -------------------------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                 Gross Unrealized  Estimated
                                       Amortized -----------------   Fair
                                         Cost     Gains    Losses    Value
                                       -------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   378.4 $   33.4          $   411.8
     Obligations of states, political
      subdivisions and foreign
      governments                          625.1     70.7 $   3.3      692.5
     Corporate securities                6,179.1    537.1    45.0    6,671.2
     Mortgage-backed and asset-backed
      securities                         3,366.9    138.6    12.0    3,493.5
     Redeemable preferred stock             89.4      3.1     2.3       90.2
                                       -------------------------------------
     Total Fixed Maturity Securities   $10,638.9 $  782.9 $  62.6  $11,359.2
                                       -------------------------------------
     Equity Securities                 $   192.3 $   32.2 $   6.0  $   218.5
                                       -------------------------------------

    The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1996, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                      --------------------
                                                         (In Millions)
         Available for Sale:
         Due in one year or less                      $ 1,482.3 $ 1,489.0
         Due after one year through five years          2,830.0   3,042.3
         Due after five years through ten years         1,907.4   1,991.7
         Due after ten years                            1,667.1   1,838.6
                                                      --------------------
                                                        7,886.8   8,361.6
         Mortgage-backed and asset-backed securities    3,753.6   3,832.2
                                                      --------------------
         Total                                        $11,640.4 $12,193.8
                                                      --------------------

    Proceeds from sales of all available for sale securities during 1996, 1995 and 1994 were $2.5 billion, $1.9 billion and $2.7 billion, respectively. Gross gains of $89.3 million, $58.0 million and $56.0 million and gross losses of $29.9 million, $32.3 million and $70.8 million were realized on those sales during 1996, 1995 and 1994, respectively.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    Major categories of investment income are summarized as follows:

                                     Years Ended December 31,
                                      1996     1995     1994
                                    --------------------------
                                          (In Millions)
         Fixed maturity securities  $  831.6 $  808.1 $  741.3
         Equity securities              17.8      7.3      8.9
         Mortgage loans                107.9    112.9    136.3
         Real estate                    51.3     43.2     37.2
         Policy loans                  113.0    105.2     89.0
         Other                          48.9     47.1      3.3
                                    --------------------------
           Gross investment income   1,170.5  1,123.8  1,016.0
         Investment expense            107.5    101.5     82.4
                                    --------------------------
           Net investment income    $1,063.0 $1,022.3 $  933.6
                                    --------------------------

    The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                       December 31,
                                                  1996      1995    1994
                                                 --------------------------
                                                      (In Millions)
         Available for sale and trading securi-
          ties:
           Fixed maturity                        $(169.1) $1,039.3 $(320.6)
           Equity                                    6.5      17.2   (29.7)
                                                 --------------------------
         Total                                   $(162.6) $1,056.5 $(350.3)
                                                 --------------------------

    As of December 31, 1996 and 1995, investments in fixed maturity securities with a carrying value of $19.6 million and $20.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1996.

    The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1996.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                    December 31, 1996    December 31, 1995
                                   -------------------- --------------------
                                   Carrying  Estimated  Carrying  Estimated
                                    Amount   Fair Value  Amount   Fair Value
                                   -----------------------------------------
                                                 (In Millions)
     Assets:
       Fixed maturity and equity
        securities (Note 5)        $12,454.6 $12,454.6  $11,577.7 $11,577.7
       Mortgage loans                1,477.3   1,533.9    1,346.2   1,535.1
       Policy loans                  3,131.8   3,131.8    2,793.3   2,793.3
       Cash and cash equivalents       109.0     109.0      286.1     286.1
       Derivative financial
        instruments:
         Interest rate floors and
          caps, options and
          swaptions                     59.3      59.3       39.4      39.4
         Interest rate swap
          contracts                      1.0       1.0        2.4       2.4
         Credit and total return
          swaps                          1.1       1.1        1.0       1.0
     Liabilities:
       Guaranteed interest
        contracts                    2,948.3   3,056.1    2,375.9   2,459.3
       Deposit liabilities             799.6     800.6      876.3     899.4
       Annuity liabilities           2,459.4   2,459.4    2,427.2   2,427.2
       Surplus notes                   149.6     157.5      149.6     157.7
       Derivative financial
        instruments:
         Options written                 1.5       1.5        1.5       1.5
         Asset swap contracts           12.5      12.5        3.5       3.5
         Foreign currency
          derivatives                    4.3       4.3        5.0       5.0

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1996 and 1995:

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flow, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values.

    CASH AND CASH EQUIVALENTS

    The carrying amounts of these items are a reasonable estimate of their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                  Balance                              Balance
                                 Beginning               Terminations    End
                                  of Year  Acquisitions and Maturities of Year
                                 ---------------------------------------------
                                                 (In Millions)
     December 31, 1996:
       Interest rate floors and
        caps, options and
        swaptions                $2,159.6    $3,075.0      $  371.4    $4,863.2
       Interest rate swap
        contracts                   619.6       620.9         252.2       988.3
       Asset swap contracts          20.0        15.3           5.3        30.0
       Credit and total return
        swaps                       146.1       307.2          96.8       356.5
       Financial futures
        contracts                   310.1     3,358.9       3,059.8       609.2
       Foreign currency
        derivatives                  15.4        43.1          17.1        41.4
     December 31, 1995:
       Interest rate floors and
        caps, options and
        swaptions                 1,950.9     1,126.6         917.9     2,159.6
       Interest rate swap
        contracts                   370.5       339.0          89.9       619.6
       Asset swap contracts                      30.0          10.0        20.0
       Credit and total return
        swaps                       116.3        99.8          70.0       146.1
       Financial futures
        contracts                   137.6     1,877.0       1,704.5       310.1
       Foreign currency
        derivatives                  35.2                      19.8        15.4

    Interest Rate Floors and Caps, Options and Swaptions
    ----------------------------------------------------

    The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial position. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1997 through 2007.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    Interest Rate Swap Contracts
    ----------------------------

    The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The interest rate swap contracts mature during fiscal years 1997 through 2026.

    Asset Swap Contracts
    --------------------

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2000.

    Credit and Total Return Swaps
    -----------------------------

    The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Credit and total return swaps mature during fiscal years 1997 through 2013.

    Financial Futures Contracts
    ---------------------------

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    Foreign Currency Derivatives
    ----------------------------

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Foreign currency derivatives expire during fiscal years 1997 through 2006.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SURPLUS NOTES

    The estimated fair value of surplus notes is based on market quotes.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Mutual Life has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $1.1 billion as of December 31, 1996, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual Life receives a fee which varies by contract. Pacific Mutual Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.  CONCENTRATION OF CREDIT RISK

    The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    The Company is exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

8.  BORROWINGS

    Pacific Mutual Life borrows for short-term needs by issuing commercial paper. There were no commercial paper borrowings outstanding as of December 31, 1996 and 1995. Pacific Mutual Life has a revolving credit facility available of $250 million as of December 31, 1996 and 1995. There were no borrowings under the revolving credit facility outstanding as of December 31, 1996 and 1995.

    PFHC had the ability to borrow up to $50 million from certain banks at variable rates of interest. On December 21, 1995, outstanding loans totaling $37 million were transferred to PFAMCo (Note 1). The borrowing limit as of December 31, 1996 and 1995 was $150 million and $100 million, respectively. The interest rate averaged 5.6%, 6.1% and 4.6% for the years ended December 31, 1996, 1995 and 1994, respectively. The balance outstanding as of December 31, 1996 and 1995 totaled $95.5 million and $53 million, respectively. Outstanding borrowings are due and payable in 1997 and are subject to renewal.

    During 1992, PFHC entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 3). On December 31, 1996 and 1995, the applicable interest rate was 6.2% and 6.5%, respectively. The outstanding balance of $25 million as of December 31, 1996 was prepaid per the terms of the agreement on January 27, 1997.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SURPLUS NOTES

    Pacific Mutual Life has $150 million of Surplus Notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Surplus Notes may not be redeemed at the option of Pacific Mutual Life or any holder of the Notes. The Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual Life. Each payment of interest on and the payment of principal of the Surplus Notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for the years ended December 31, 1996, 1995 and 1994 and is included in net investment income in the accompanying consolidated statements of operations and equity.

10. INCOME TAXES

    As required by SFAS No. 109, "Accounting for Income Taxes," the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                    Years Ended December 31,
                    1996    1995    1994
                   -------------------------
                      (In Millions)
         Current   $163.5  $116.4  $ 85.5
         Deferred   (49.8)  (30.3)   26.2
                   -------------------------
                   $113.7  $ 86.1  $111.7
                   -------------------------

    The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                             1996    1995    1994
                                            ------------------------
                                               (In Millions)
         Deferred policy acquisition costs  $  2.1  $ (6.0) $ (5.0)
         Interest in advance                   2.0     2.9    25.4
         Investment valuation                 (7.3)    8.1    11.4
         Reserves                            (28.5)  (28.7)    7.1
         Other                               (18.1)   (6.6)  (12.7)
                                            -----------------------
                                            $(49.8) $(30.3) $ 26.2
                                            -----------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                Years Ended December 31,
                                                  1996     1995      1994
                                                ----------------------------
                                                      (In Millions)
       Income taxes at the statutory rate       $   98.1  $  77.3  $   74.6
       Equity tax-current year                      16.3               36.1
       Amortization of intangibles on equity
        method investments                           6.5      6.5
       Non-taxable investment income                (2.1)    (2.1)     (4.7)
       Equity tax-recomputation of prior years     (17.3)
       Other                                        12.2      4.4       5.7
                                                ----------------------------
                                                $  113.7  $  86.1  $  111.7
                                                ----------------------------

    The net deferred tax asset (liability) included in other assets on the accompanying consolidated statement of financial position was comprised of the tax effects of the following temporary differences:

                                                             December 31,
                                                            1996     1995
                                                         -----------------
                                                          (In Millions)
       Reserves                                          $ 244.9  $ 216.4
       Deferred compensation                                27.6     25.4
       Investment valuation                                 24.0     16.7
       Postretirement benefits                               9.8      9.4
       Dividends                                             9.6     10.4
       Interest in advance                                   1.7      3.6
       Depreciation                                         (9.8)   (10.0)
       Deferred policy acquisition costs                   (43.9)   (41.8)
       Other                                                22.1      6.1
                                                         -----------------
       Deferred taxes from operations                      286.0    236.2
       Unrealized gain on available for sale securities   (204.5)  (259.6)
                                                         -----------------
       Net deferred tax asset (liability)                $  81.5  $ (23.4)
                                                         -----------------

11. REINSURANCE

    The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts." SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial position.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE (CONTINUED)

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of the producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                            December 31,
                                            1996    1995
                                          --------------
                                          (In Millions)
       Reinsured universal life deposits  $(35.9) $(42.7)
       Future policy benefits               90.0    87.7
       Unpaid claims                         4.6     7.8
       Paid claims                           8.4     7.9

    As of December 31, 1996, 85% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1996     1995     1994
                                                     --------------------------
                                                           (In Millions)
       Ceded reinsurance netted against insurance
        premiums                                     $   44.3 $   29.2 $   26.0
       Assumed reinsurance included in insurance
        premiums                                         17.8     15.6     20.2
       Ceded reinsurance netted against policy fees      71.0     66.5     66.7
       Ceded reinsurance netted against net invest-
        ment
        income                                          192.5    176.6    151.0
       Ceded reinsurance netted against interest
        credited                                        155.2    140.0    119.9
       Ceded reinsurance netted against policy ben-
        efits                                            56.7     51.4     45.4
       Assumed reinsurance included in policy bene-
        fits                                              9.9     14.5     16.8

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION

    The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                   Years Ended December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Revenues:
        Individual Life Insurance and Annuities  $   962.1 $   927.0 $   795.9
        Pensions                                     507.3     513.9     464.0
        Group Employee Benefits                      454.2     419.3     423.7
        Corporate and Other                          224.4     159.5     332.0
                                                 -----------------------------
                                                 $ 2,148.0 $ 2,019.7 $ 2,015.6
                                                 -----------------------------
      Income before income taxes:
        Individual Life Insurance and Annuities  $    92.0 $   102.3 $    94.8
        Pensions                                      80.7      53.3      34.3
        Group Employee Benefits                       24.7      25.2      36.5
        Corporate and Other                           82.9      40.1      47.5
                                                 -----------------------------
                                                 $   280.3 $   220.9 $   213.1
                                                 -----------------------------
                                                         December 31,
                                                   1996      1995      1994
                                                 -----------------------------
                                                         (In Millions)
      Assets:
        Individual Life Insurance and Annuities  $15,484.4 $12,953.2 $10,912.3
        Pensions                                   8,097.2   7,592.5   6,497.9
        Group Employee Benefits                      344.4     329.8     341.3
        Corporate and Other                        3,139.3   2,427.6   1,954.3
                                                 -----------------------------
                                                 $27,065.3 $23,303.1 $19,705.8
                                                 -----------------------------

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLAN

    Pacific Mutual Life provides a qualified noncontributory defined benefit pension plan which covers all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Mutual Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Mutual Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Mutual Life.

    Components of net periodic pension cost are as follows:

                                                     Years Ended December 31,
                                                      1996    1995    1994
                                                     ------------------------
                                                        (In Millions)
      Service cost-benefits earned during the year   $  3.7  $  2.8  $  3.2
      Interest cost on projected benefit obligation     9.4     8.8     8.5
      Actual return on plan assets                    (19.7)  (24.1)    0.6
      Amortization of net obligations and prior
       service cost                                     8.0    14.0   (11.4)
                                                     ------------------------
      Net periodic pension cost                      $  1.4  $  1.5  $  0.9
                                                     ------------------------

     The following table sets forth the Plan's funded status and amounts recognized on Pacific Mutual Life's consolidated statements of financial position:

                                                              December 31,
                                                             1996     1995
                                                           ----------------
                                                            (In Millions)
      Actuarial present value of benefit obligation:
        Vested benefits                                    $ 114.4  $ 115.8
        Nonvested benefits                                     1.2      0.8
                                                           ----------------
      Accumulated benefit obligation                         115.6    116.6
      Effect of projected future compensation increases       18.5     19.5
                                                           ----------------
      Projected benefit obligation                           134.1    136.1
      Plan assets at fair value                             (141.2)  (125.6)
                                                           ----------------
      Plan assets (in excess) less than projected benefit
       obligation                                             (7.1)    10.5
      Unrecognized net gain (loss)                             2.5    (15.5)
      Unrecognized transition asset                            6.0      7.2
      Unrecognized prior service cost                          2.2      2.5
                                                           ----------------
      Accrued pension cost                                 $   3.6  $   4.7
                                                           ----------------

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1996 and 1995, the weighted average discount rate used was 7.5% and 7%, respectively, and the rate of increase in future compensation levels was 6% for both years. The expected long-term rate of return on plan assets was 8.5% in 1996 and 1995.

    POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

    Pacific Mutual Life sponsors a defined benefit health care plan and a defined benefit life insurance plan ("the Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual Life's

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1996, 1995 and 1994 was approximately $1.6 million, $1.7 million and $1.7 million, respectively.

    Components of net periodic postretirement benefit cost are as follows:

                                                      Years Ended
                                                      December 31,
                                                   1996   1995   1994
                                                   -------------------
                                                     (In Millions)
         Service cost                              $ 0.2  $ 0.2  $ 0.2
         Interest cost                               1.5    1.9    1.8
         Amortization                               (0.3)  (0.3)  (0.3)
                                                   -------------------
         Net periodic postretirement benefit cost  $ 1.4  $ 1.8  $ 1.7
                                                   -------------------

    The following table sets forth the Plan's funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial position:

                                                          December 31,
                                                           1996  1995
                                                         -------------
                                                         (In Millions)
         Accumulated postretirement obligation:
           Retirees                                      $17.3 $20.9
           Fully eligible active plan participants         2.0   1.7
           Other active plan participants                  2.5   2.3
                                                         -----------
         Total accumulated postretirement obligation
         Fair value of plan assets                        21.8  24.9
                                                         -----------
         Unfunded accumulated postretirement obligation   21.8  24.9
         Unrecognized net gain                             3.7   0.4
         Prior service cost                                1.3   1.6
                                                         -----------
         Accrued postretirement benefit liability        $26.8 $26.9
                                                         -----------

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1996 and 10% for 1995 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1996 and 1995 would be increased by 11.5% and 10.9%, respectively. The effect of this change would increase the aggregate of the service and interest cost components of the net periodic benefit cost by 12.3%, 11.4% and 13.6% for 1996, 1995 and 1994, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 7% for 1996 and 1995, respectively.

    OTHER PLANS

    Pacific Mutual Life has a voluntary Retirement Incentive Savings Plan pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Mutual Life matches 50% of each employees' contributions, up to a maximum of six percent of eligible compensation.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    Pacific Mutual Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

    Pacific Mutual Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Mutual Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $14.3 million, $6.5 million and $3.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In addition, Pacific Mutual Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $108,000 and $28,550 for the years ended December 31, 1996 and 1995, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $6.2 million, $5.0 million and $0.4 million for the years ended December 31, 1996, 1995 and 1994, respectively. Included in equity securities on the accompanying consolidated statements of financial position are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $110.6 million and $77.6 million as of December 31, 1996 and 1995, respectively.

    Pacific Mutual Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.4 million, $1.9 million and $0.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS

    Prior to the PIMCO Advisors transaction (Note 1), certain of PFAMCo's direct subsidiaries had nonqualified profit-sharing plans (the "Profit-Sharing Plans") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plans provided for awards based on the profitability of the respective subsidiary, as defined in the employment agreements. Such profitability was primarily based on income before income taxes and before profit-sharing. The awards ranged from 40% to 80% of such amounts depending on the level of profitability. The profit-sharing awards were fully vested as of the PIMCO Advisors transaction date of November 15, 1994.

    In addition, Key Employees of certain indirect subsidiaries participated in long-term incentive plans that provided compensation under the Profit-Sharing Plans for a specified period of time subsequent to their termination of employment. These plans were terminated as of the PIMCO Advisors transaction date.

    Effective November 15, 1994, termination and non-competition agreements were entered into with certain Key Employees. These agreements provide terms and conditions for the allocation of future proceeds from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future payments to be made to a Key Employee is determinable, a liability for such amount is established and is included in other liabilities in the consolidated statements of financial position.

    For the years ended December 31, 1996, 1995 and 1994, approximately $35.3 million, $28.6 million and $166.9 million, respectively, is included in operating expenses in the consolidated statements of operations related to the above agreements.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16. INVESTMENT COMMITMENTS

    The Company has outstanding commitments to make investments in fixed maturities and other investments as follows (In Millions):

          Years Ending
          December 31:
          ------------
           1997                 $193.1
           1998-2001             109.0
           2002 and thereafter    19.5
                                ------
          Total                 $321.6
                                ------

17. LITIGATION

    The Company is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the consolidated financial position of the Company.
    --------------------------------------------------------------------------

FORM NO. 250-7A